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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number	REGISTRATION NO. 33-87498 811-08910

VINTAGE MUTUAL FUNDS, INC.

(Exact name of registrant as specified in charter)

1415 28th STREET, SUITE 200
WEST DES MOINES, IOWA 50266

(Address of principal executive offices) (Zip code)

JAMES I MACKAY, PRESIDENT
VINTAGE MUTUAL FUNDS, INC.
1415 28th STREET, SUITE 200
WEST DES MOINES, IOWA 50266

(Name and address of agent for service)

COPIES OF ALL COMMUNICATIONS TO:

MARY DOTTERER	JOHN C. MILES, ESQ.
VINTAGE MUTUAL FUNDS, INC.	DONALD F. BURT, ESQ.
1415 28th STREET, SUITE 200	CLINE, WILLIAMS, WRIGHT, JOHNSON & OLDFATHER
WEST DES MOINES, IOWA 50266	1900 U.S. BANK BUILDING, 233 S. 13TH STREET
LINCOLN, NEBRASKA 68508

Registrant’s telephone number, including area code:	(515) 244-5426

Date of fiscal year end:	03/31/2003

Date of reporting period:	09/30/2003

Message From the Investment AdviserVintage Mutual Funds, Inc.
Performance Report
Government Assets Fund
Institutional Reserves Fund
Liquid Assets Fund
Municipal Assets Fund
Limited Term Bond Fund
Municipal Bond Fund
Balanced Fund
Equity Fund
Growth Fund
Statements of Operations (Unaudited)
Statements of Operations (Unaudited) (Continued)
Statements of Changes in Net Assets
Notes to Financial Statements (unaudited)
Certification

Item 1. Reports to Stockholders

MESSAGE FROM THE PRESIDENT	Vintage Mutual Funds, Inc.

Dear Shareholders:

For the quarter ended September 30, 2003, the stock market fared well while bonds struggled. However, we believe the economy is clearly in recovery and may be poised to shift from recovery to expansion. A number of indicators convince us that the recovery is real. Specifically, we are encouraged by strong corporate earnings, a relatively low level of inventories, continued productivity gains, particularly encouraging recent employment data, an improved outlook for capital investment by business, and the likely prospect of relatively low interest rates at least for the next several months.

Against this backdrop, we believe the stock market will show modest gains and that bonds will show low single digit returns with some upward drift in rates possible especially as we get into the spring of 2004. Despite our optimism, we continue to pay close attention to employment levels, the relative stability of the dollar against the currencies of our major trading partners, geopolitical developments, and the level of interest rates.

While the outlook for the economy is positive, we note that investor confidence continues to be challenged by geopolitical instability and the well-publicized incidents of corporate malfeasance including several prominent firms in the mutual fund industry. While of serious concern, investors should keep in perspective that the vast majority of publicly traded companies and capital markets participants are governed responsibly.

We encourage the aggressive and responsible actions by regulatory authorities to protect the interests of the investing public. At the same time, we have been, are currently, and will remain fiercely proud of our industry and the many investment alternatives it responsibly makes available to the investing public.

As always, investors are encouraged to be mindful of a tempered and informed approach to their personal investing activities. Carefully considered asset allocation strategies coupled with a clear understanding of one’s individual time horizons and risk tolerance should be the cornerstones of a solid investment program.

In this context, we are pleased to offer a spectrum of investment alternatives to our shareholders. Our funds address a variety of investment objectives, styles, time horizons and risk profiles. Prospective investors should study the current reports and prospectuses of the various Vintage Funds to gain insight into each fund’s historic performance, objectives, and appropriateness for their individual needs and circumstances.

We appreciate and greatly value the trust of our shareholders. The privilege of being of service is a responsibility we feel deeply. Shareholders and prospective shareholders are invited to contact us with their questions or needs for further information by phone, e-mail, or by visiting the nearest AMCORE office. Our toll-free phone line is (800) 438-6375. To reach us by e-mail, please visit our web site at www.vintagefunds.com.

Sincerely,

James I. Mackay, President

The Vintage Mutual Funds are distributed by BISYS Fund Services Limited Partnership.

Shares of the Vintage Mutual Funds are NOT INSURED BY THE FDIC and are not deposits or obligations of, or guaranteed or endorsed by, AMCORE Financial Inc., or any of its subsidiaries including Investors Management Group. Investment products involve investment risk, including the possible loss of principal. Past performance is not predictive of future results, and the composition of each Fund’s portfolio is subject to change.

Information not authorized for distribution unless accompanied or preceded by a current prospectus.

MESSAGE FROM THE INVESTMENT ADVISER	Vintage Mutual Funds, Inc.

Dear Shareholders:

Stocks rose and bonds plummeted as the economy enjoyed a sea of change during the third quarter of 2003. The last Fed Funds rate cut in June was a smaller-than-expected move of 0.25%, setting the stage for rates to rise and stocks’ performance to slow after a strong rally in the second quarter. Interest rates ultimately rose more than 1.50% before drifting lower by the end of September. Is sentiment changing in favor of an economy that is finally seeing signs of improvement? We believe it is.

The economic recovery is slowly broadening and forward-looking indicators are showing signs of continuing improvement through the end of the year. While deflation is no longer a primary concern, inflation is far from a concern as well. The rapid rise in rates reflected the correction of a bond bubble that developed over the concern of deflation and strong overseas demand for treasuries. While we believe deflation is not a concern, disinflation will continue. All core indicators for inflation continue to show it trending lower. While inflation is declining, we do not see it falling much below 1% for this cycle. The economic stimulus in the economy is far too great for disinflation to drift into deflation.

The U.S. Corporate financial health continues to improve. We are seeing profit margins rise, productivity boom, and capital spending recover. This pattern is consistent with a cyclical recovery. Usually inventories are drawn down, costs are reduced, and resources are stretched, resulting in higher productivity, or output per worker. As time passes, it becomes more difficult for firms to sustain increases in output without adding resources. At that point, firms shift to the next stage of the recovery which is spending on capital expenditures and marks the beginning of the expansion phase.

For many quarters we have seen companies pull back on labor and tighten their belts for resources while keeping inventories very lean. This has resulted in unprecedented productivity gains. Most recently we have seen inventories trend lower, while jobs are showing early signs of improvement. We believe the next phase of the economy is a shift into the expansionary phase as demand increases and the excesses that have accumulated are absorbed.

Admittedly, we still view the employment picture as the wild card to the recovery. The September employment report surprised investors on the positive side, with the payroll number showing the first increase since January. The household report and the payroll report are two different surveys attempting to gauge the state of the labor market. The two reports have been diverging significantly recently, with the household report showing increases in employment and the payroll report continuing to show declines. At points of inflection in the economic cycle, these two reports often conflict, with the household report appearing more accurate. Another positive for the employment picture is the fact that temporary payrolls have been increasing. This typically occurs at the front end of an employment recovery. With that in mind, we are feeling more confident that the employment picture will continue to improve. While interest rates are higher than earlier in the year, the housing market continues to show strength. Thirty-year mortgage rates are up almost 1%, shutting off the refinance wave experienced throughout the summer. More importantly, even with the higher mortgage rates, housing starts and existing home sales remain strong. Many investors advocated that the higher rate environment would stifle growth. We disagree. We believe that rates would need to move considerably higher to shut down the housing market. Historically, the current rate environment remains very attractive for mortgage financing.

Recently global oriented companies have benefited from the decline in the US dollar versus our larger trading partners. While a strong decline in the dollar could be troublesome for inflation, a mild decline will

MESSAGE FROM THE INVESTMENT ADVISER	Vintage Mutual Funds, Inc.

provide a more competitive backdrop for US domestic companies selling overseas. We have seen the dollar fall from its highs and begin to settle near its long-term average. A continued decline could raise concerns for future inflation sending bond yields higher and equity prices lower.

Overall, the economy remains in a state of transition trending toward higher growth. While the transition has taken longer than expected, it is occurring nonetheless. We see growth continuing to improve through the fourth quarter and into early 2004. We expect the equity markets will see modest gains through the rest of this year into early next year, while bonds will likely post low, single digit returns as rates drift higher.

Sincerely,

Jeff Lorenzen, CFA

Chief Investment Officer
Investors Management Group

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Vintage Money Market Funds

Money market rates have experienced the same volatility as the broader bond market over the past six months. In the spring, rates trended down and the money market yield curve inverted as the market focused on the potential for deflation. However, after the last Fed rate cut in June, money market yields jumped higher and for a short period of time the market’s volatility offered some attractive purchase yields. As the bond market got a handle on the Fed’s desire to keep overnight rates low, the money market yield curve normalized with short rates anchored around the 1% Fed Funds target rate, and one year rates rising to around 1.20%. The Fed is clearly not in play for the near future, so overnight rates should stay anchored around current levels. However, rates out closer to one year may begin to increase over the next few months as growth in the economy becomes more robust and the labor picture improves.

The Government Assets Fund

Agency bonds suffered significant headline volatility over the past six months as Freddie Mac, one of the two largest agency issuers, ousted its top management after restating earnings upward by around $4.5 billion due to accounting revisions. In September, S&P lowered its ratings of the Federal Home Loan Bank of New York from AAA to AA+, causing another ripple in the market. We continue to believe that agency bonds are fundamentally no more risky than they were last year at this time, and the market appears to agree as spreads on these bonds have not widened substantially. During this period of volatility, short agency paper offered attractive spreads. The Fund ended the period slightly longer than the benchmark and will remain fairly neutral to the index until a sustained move upward in rates begins to occur in response to the improving economy.

Institutional Reserves Fund

Volatility in the agency market resulted in opportunities to acquire agency bonds at higher yields than normal compared to Treasurys. Freddie Mac ousted top management and restated earnings, and S&P lowered its ratings on the Federal Home Loan Bank of New York from AAA to AA+. These incidents forced agency spreads wider and made agency paper attractive, even in the money market arena. We continue to believe in the relative safety of agency bonds and have used these opportunities to add to agency exposure. As a new portfolio of relatively small size, this Fund experienced significant volatility over the past six months. The Fund grew substantially and the average days lengthened to approach the benchmark as cash flows became more predictable over the term. The Funds average days will likely remain below the index to maintain flexibility for unexpected cash flows as experience increases.

The Liquid Assets Fund

Short-term corporate spreads were unchanged over the past six months, and agency paper offered better relative value as the agencies suffered some headline volatility. The difficulties at Freddie Mac and the Federal Home Loan Bank have not caused agency spreads to widen significantly and we continue to believe these agencies are strong and healthy, so we have taken advantage of the dislocation to add to agency exposure. The Fund’s average days fell over the period as assets grew. The Fund ended the period slightly shorter than the benchmark and will remain fairly neutral to the index until a sustained move upward in rates begins to occur in response to the improving economy.

Municipal Assets Fund

The municipal money market yield curve remains very flat, although the entire municipal yield curve is historically steep. The supply of short issues is improving as investors sell short bonds to move out the curve. The Fund lost significant assets over the period and the average days extended beyond the index. The Fund ended the period modestly longer than the benchmark and will remain fairly neutral to the index until a sustained move upward in rates begins to occur in response to the improving economy.

VINTAGE MUTUAL FUNDS, Inc.

Government Assets Fund

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

Par Value	Description	Value

U.S. Government Agencies (54.81%)
Federal Farm Credit Bank
$1,000,000	3.13%, 10/01/03	$1,000,000
500,000	4.85% MTN, 11/04/03	501,525
1,400,000	5.07% MTN, 12/15/03	1,410,900
400,000	1.25%, 04/07/04	400,477
Federal Home Loan Bank
4,000,000	1.04%**, 10/08/03	3,999,199
4,258,000	1.03%**, 10/17/03	4,256,070
1,000,000	5.04%, 10/27/03	1,002,777
1,000,000	3.13%, 11/14/03	1,002,257
500,000	5.21%, 11/17/03	502,535
400,000	3.11%, 12/03/03	401,394
1,000,000	3.18%, 12/03/03	1,003,160
1,000,000	6.36%, 01/02/04	1,012,757
1,000,000	5.13%, 01/28/04	1,013,067
3,000,000	5.40%(a) MTN, 02/02/04	3,040,190
2,310,000	3.75%, 02/13/04	2,333,170
500,000	6.02%, 03/22/04	511,803
1,000,000	5.49%, 03/23/04	1,020,289
1,000,000	3.53%, 03/25/04	1,011,244
2,000,000	3.75%, 04/15/04	2,027,294
375,000	4.88%, 05/14/04	383,504
500,000	7.36%, 07/01/04	522,833
Federal Home Loan Mortgage Corp.
3,250,000	6.38%, 11/15/03	3,271,072
1,470,000	5.00%, 01/15/04	1,486,086
2,000,000	3.40% MTN, 02/20/04	2,017,034
2,000,000	1.11%**, 03/17/04	1,989,827
3,000,000	3.75%, 04/15/04	3,041,260
2,700,000	5.00%, 05/15/04	2,763,908
200,000	3.00%, 07/15/04	202,626
Federal National Mortgage Assoc.
1,580,000	1.01%**, 10/06/03	1,579,781
1,000,000	1.02%**, 10/08/03	999,804
1,000,000	5.06% MTN, 10/27/03	1,002,701
5,000,000	3.13%, 11/15/03	5,011,565
500,000	5.49%, 12/01/03	503,251
2,000,000	0.99%****, 01/20/04	1,999,620
3,850,000	5.13%, 02/13/04	3,906,415
1,851,000	4.75%, 03/15/04	1,881,066
2,500,000	3.63%, 04/15/04	2,533,819
2,060,000	5.63%, 05/14/04	2,116,449
1,625,000	3.00%, 06/15/04	1,644,623
Student Loan Marketing Assoc.
2,000,000	1.04%***, 01/15/04	2,000,000

	Total U.S. Government Agencies	68,307,352

Repurchase Agreements (44.75%)
Banc One Corp.
19,000,000	1.10%, 10/01/03 (Purchased on 09/30/03, proceeds at maturity $19,000,581; Collateralized by $28,745,000 Government Agency, 03/01/33, market value $19,380,110)	19,000,000
Bear, Stearns & Co., Inc.
19,000,000	1.12%, 10/01/03 (Purchased on 09/30/03, proceeds at maturity $19,000,591; Collateralized by $24,743,841 Government Agencies, 06/15/22-10/25/33, market value $19,382,231)	19,000,000

**	Effective yield at date of purchase.
***	Interest rate fluctuates weekly with 3-month U.S. Treasury bill rate, rate shown is as of September 30, 2003.
****	Interest rate fluctuates monthly with Libor rate, rate shown is as of September 20, 2003.
(a)	BankUnited security secured by an irrevocable Federal Home Loan Bank line of credit.
MTN — Medium Term Notes.

See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Government Assets Fund (Continued)

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

Par Value	Description	Value

Repurchase Agreements (Continued)
UBS Warburg
$17,770,466	1.09%, 10/01/03 (Purchased on 09/30/03, proceeds at maturity $17,771,004; Collateralized by $14,900,000 Government Agencies, 11/18/08-07/15/27, market value $18,131,188)	$17,770,466

	Total Repurchase Agreements	55,770,466

	Total Investments in Securities (99.56%) (Cost — $124,077,818)	124,077,818
	Other Assets & Liabilities (0.44%)	554,068

	Net Assets (100.00%)	$124,631,886

See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.

Institutional Reserves Fund

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

Par Value	Description	Value

U.S. Government Agencies (52.91%):
Federal Farm Credit Bank:
$350,000	3.13%, 10/01/03	$350,000
100,000	4.82% MTN, 10/07/03	100,059
800,000	5.07% MTN, 12/15/03	806,453
100,000	1.25%, 02/25/04	100,040
Federal Home Loan Bank:
1,490,000	5.44%, 10/15/03	1,492,424
100,000	5.00%, 10/20/03	100,190
190,000	5.19%, 10/20/03	190,387
725,000	3.13%, 11/14/03	726,840
200,000	1.55%, 12/01/03	200,142
70,000	5.38%, 01/05/04	70,777
625,000	5.77%, 02/03/04	634,926
30,000	5.10%, 02/05/04	30,391
265,000	5.42%, 02/24/04	269,469
50,000	5.62%, 02/25/04	50,859
300,000	5.78%, 03/15/04	306,204
200,000	5.50%, 03/22/04	204,044
500,000	5.49%, 03/23/04	510,144
305,000	5.46%, 03/29/04	311,436
800,000	3.75%, 04/15/04	810,930
535,000	4.88%, 05/14/04	547,348
Federal Home Loan Mortgage Corp.:
1,115,000	1.04%**, 10/02/03	1,114,968
700,000	1.07%**, 10/07/03	699,878
1,025,000	1.04%**, 10/15/03	1,024,593
475,000	6.38%, 11/15/03	478,198
80,000	6.80%, 12/01/03	80,682
650,000	3.25%, 01/15/04	653,929
800,000	5.00%, 01/15/04	808,944
500,000	5.25%, 02/15/04	507,566
500,000	1.11%**, 03/17/04	497,457
800,000	1.13%**, 04/01/04	795,486
150,000	6.95%, 04/01/04	154,247
120,000	3.75% MTN, 04/15/04	121,682
Federal National Mortgage Assoc.:
1,000,000	1.02%**, 10/09/03	999,776
1,700,000	1.03%**, 10/15/03	1,699,326
1,000,000	1.04%**, 10/17/03	999,547
100,000	5.33% MTN, 10/20/03	100,214
255,000	1.02%**, 11/14/03	254,688
404,000	4.75%, 11/14/03	405,808
535,000	3.13%, 11/15/03	536,464
200,000	5.49% MTN, 12/01/03	201,506
150,000	5.66% MTN, 01/05/04	151,761
434,000	1.05%**, 02/06/04	432,411
650,000	5.13%, 02/13/04	659,482
500,000	1.11%**, 03/05/04	497,638
522,000	4.75%, 03/15/04	530,459
800,000	5.63%, 05/14/04	821,419
Student Loan Marketing Assoc.:
410,000	4.75%, 04/23/04	418,044
350,000	1.47%*** MTN, 04/26/04	350,791
100,000	8.14% MTN, 05/17/04	104,285
55,000	5.00% MTN, 06/30/04	56,494

	Total U.S. Government Agencies	23,970,806

Repurchase Agreements (46.76%):
Banc One Corp.:
10,583,605	1.10%, 10/01/03
	(Purchased on 09/30/03, proceeds at maturity $10,583,928; Collateralized by $16,015,000 Government Agency, 03/01/33, market value $10,797,442)	10,583,605

**	Effective yield at date of purchase.
***	Interest rate fluctuates weekly with 3-month U.S. Treasury bill rate, rate shown is as of September 30, 2003.
MTN — Medium Term Notes.

See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Institutional Reserves Fund (Continued)

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

Par Value	Description	Value

Repurchase Agreements (Continued)
Bear, Stearns & Co., Inc.:
$10,600,000	1.12%, 10/01/03
	(Purchased on 09/30/03, proceeds at maturity $10,600,330; Collateralized by $10,795,000 Government Agency, 11/15/30, market value $10,814,313)	$10,600,000

	Total Repurchase Agreements	21,183,605

	Total Investments in Securities (99.67%) (Cost — $45,154,411)	45,154,411
	Other Assets & Liabilities (0.33%)	151,503

	Net Assets (100.00%)	$45,305,914

See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.

Liquid Assets Fund

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

Par Value	Description	Value

U.S. Government Agencies (17.14%)
Federal Farm Credit Bank
$1,000,000	1.50%, 12/23/03	$1,000,630
585,000	5.75% MTN, 03/05/04	596,452
Federal Home Loan Bank
2,500,000	3.13%, 11/14/03	2,505,656
1,000,000	5.10%, 02/05/04	1,013,593
250,000	1.27%**, 04/05/04	248,395
1,000,000	3.75%, 04/15/04	1,013,393
400,000	1.27%**, 05/04/04	397,037
2,300,000	4.88%, 05/14/04	2,352,729
Federal Home Loan Mortgage Corp.
4,000,000	3.25% MTN, 10/10/03	4,002,104
1,000,000	6.38%, 11/15/03	1,006,543
300,000	3.25%, 12/15/03	301,303
2,000,000	1.11%**, 03/17/04	1,989,827
Federal National Mortgage Assoc.
600,000	5.28% MTN, 10/06/03	600,328
1,619,580	0.92%****, 01/01/04	1,619,046
1,000,000	3.00%, 06/15/04	1,012,468
1,005,000	7.40%, 07/01/04	1,051,232

	Total U.S. Government Agencies	20,710,736

U.S. Taxable Municipal Bonds (1.24%)
Coos County, Series B, GO, FGIC
695,000	1.11%, 06/01/04	695,000
Massachusetts State Government Land Bank, Series A, Revenue
500,000	6.75%, 02/01/04	509,086
Mesquite Certificates, GO, FGIC
285,000	6.55%, 02/15/04	290,550

	Total U.S. Taxable Municipal Bonds	1,494,636

Loan Certificates — FmHA Guaranteed Loan Certificates (20.78%)
25,111,328	1.60%-2.00%*, 11/01/03-02/01/29	25,111,328

Trust Certificates — U.S. Govt. Guaranteed Student Loans (4.14%)
5,000,000	1.70%***, 12/16/03	5,000,000

Bankers Acceptances (0.57%)
First Tennessee Bank
150,000	1.33%**, 01/26/04	149,366
193,000	1.33%**, 02/02/04	192,136
350,000	1.33%**, 03/01/04	348,079

	Total Bankers Acceptances	689,581

Commercial Paper (22.08%):
Citigroup Global Markets Holdings, Inc.
2,500,000	1.05%**, 10/15/03	2,498,979
Cooperative Association of Tractor Dealers, Inc.
2,000,000	1.10%**, 10/21/03	1,998,778
570,000	1.12%**, 10/28/03	569,521
Eagle Funding Corp.
1,320,000	1.07%**, 12/10/03	1,317,254
Edison Asset Securitization LLC
1,285,000	1.06%**, 11/07/03	1,283,600
General Electric Capital Corp.
2,500,000	1.00%**, 10/28/03	2,498,125
J. P. Morgan Chase & Co.
1,422,000	1.03%**, 10/14/03	1,421,471
937,000	1.05%**, 11/10/03	935,907
National Rural Utilities Cooperative Finance Corp.
2,200,000	1.06%**, 10/09/03	2,199,482
New Jersey Natural Gas Co.
1,566,000	1.05%**, 11/03/03	1,564,493
Northern Rock plc
2,400,000	1.04%**, 10/10/03	2,399,376
PACCAR Financial Corp.
700,000	1.02%**, 10/08/03	699,861
Royal Bank of Scotland Group plc (The)
200,000	1.05%**, 10/15/03	199,918
2,700,000	1.05%**, 10/16/03	2,698,819
Thunder Bay Funding, Inc.
1,150,000	1.06%**, 11/03/03	1,148,883
1,040,000	1.07%**, 11/18/03	1,038,516
UBS Financial Services
2,200,000	1.03%**, 10/23/03	2,198,615

	Total Commercial Paper	26,671,598

*	Interest rate fluctuates with prime rate. Put option subject to no longer than 7-day settlement.
**	Effective yield at date of purchase.
***	Interest rate fluctuates weekly with 3-month U.S. Treasury bill rate. Put option subject to no longer than 7-day settlement.
****	Interest rate fluctuates monthly with Libor, rate shown is as of September 1, 2003.
MTN — Medium Term Notes.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Liquid Assets Fund (Continued)

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

Par Value	Description	Value

Corporates (21.03%):
Associates Corp. N.A.
$1,679,000	5.75%, 11/01/03	$1,685,620
Bank of America Corp.
874,000	6.63%, 06/15/04	907,043
Bank One Corp.
2,250,000	5.63%, 02/17/04	2,286,692
Caterpillar Financial Services Corp.
1,200,000	7.70% MTN, 11/05/03	1,207,225
Citigroup, Inc.
945,000	5.80%, 03/15/04	964,669
General Electric Capital Corp.
1,000,000	6.81%, 11/03/03	1,005,160
1,000,000	5.38%, 04/23/04	1,023,431
220,000	7.25%, 05/03/04	227,518
Household Finance Corp.
500,000	4.75% MTN, 03/15/04	507,841
1,745,000	6.00%, 05/01/04	1,793,160
International Business Machines Corp.
745,000	5.25% MTN, 12/01/03	749,957
International Lease Finance Corp.
1,000,000	6.75%, 11/03/03	1,004,655
Lehman Brothers Holdings, Inc.
1,875,000	7.36%, 12/15/03	1,895,135
1,048,000	6.63%, 04/01/04	1,075,569
Merrill Lynch & Co., Inc.
2,300,000	5.88%, 01/15/04	2,331,405
Morgan Stanley
1,100,000	6.13%, 10/01/03	1,100,000
1,435,000	5.63%, 01/20/04	1,453,835
Schneider Capital Finance LLC
2,080,000	1.20%*****, 07/01/43	2,080,000
U.S. Bancorp
1,150,000	5.88%, 11/01/03	1,154,677
925,000	6.00%, 05/15/04	951,621

	Total Corporates	25,405,213

Repurchase Agreement (12.39%):
Bear, Stearns & Co., Inc.:
14,964,104	1.12%, 10/01/03
	(Purchased on 09/30/03, proceeds at maturity $14,964,570; Collateralized by $34,870,000 Government Agencies, 11/15/30-10/25/33, market value $15,267,442)	14,964,104

	Total Investments in Securities (99.37%) (Cost — $120,047,196)	120,047,196
	Other Assets & Liabilities (0.63%)	765,603

	Net Assets (100.00%)	$120,812,799

*****	Interest rate, put option subject to no longer than 7-day settlement.
MTN — Medium Term Notes.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.

Municipal Assets Fund

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

Par Value	Description	Value

Industrial Development Bonds 1.00%
Iowa 1.00%
$61,683	Iowa Housing Finance Authority, Starr-Terry Project, 2.86%**, 05/15/05	$61,683
206,740	Sioux City Handy Partnership, 2.36%**, 09/15/04	206,740

	Total Industrial Development Bonds	268,423

Variable Rate Demand Obligations 53.53%
Arizona 3.73%
1,000,000	Apache County Industrial Development Authority, Tucson Electric Power Revenue, Series 83A, Loc: Toronto Dominion Bank, 1.10%**, 12/15/18	1,000,000

Illinois 3.73%
500,000	Chicago GO, Series B, FGIC, 1.11%**, 01/01/37	500,000
500,000	Oak Forest Homewood Pool Revenue, Loc: Fifth Third Bank, 1.08%**, 07/01/24	500,000

		1,000,000

Iowa 6.97%
900,000	Iowa Finance Authority Economic Development, Iowa West Foundation Project Revenue, Loc: U.S. Bank N.A., 1.09%**, 01/01/32	900,000
270,000	Iowa Finance Authority Hospital Facilities, Iowa Health Systems Revenue, Series B, AMBAC, 1.13%**, 07/01/20	270,000
700,000	Iowa Finance Authority Hospital Facilities, Iowa Health Systems Revenue, Series B, AMBAC, 1.13%**, 01/01/28	700,000

		1,870,000

Michigan 3.73%
1,000,000	Michigan State Strategic Fund Ltd., Consumers Power Co., Project Revenue, Series A, AMBAC, 1.20%*, 06/15/10	1,000,000

Minnesota 1.86%
500,000	Duluth Tax Increment Revenue, Lake Superior, Loc: Wells Fargo Bank N.A., 1.05%**, 09/01/10	500,000

Ohio 5.59%
1,000,000	Cincinnati & Hamilton County Port Authority Economic Development, Kenwood Office Assoc. Project Revenue, Loc: Fifth Third Bank, 1.15%*, 09/01/25	1,000,000
500,000	Clinton County Memorial Hospital Revenue, Loc: Fifth Third Bank, 1.08%**, 06/01/32	500,000

		1,500,000

Pennsylvania 16.01%
1,000,000	Allegheny County Industrial Development Authority, Carnegie Museums of Pittsburgh Revenue, Loc: Citizens Bank, 1.15%**, 08/01/32	1,000,000
1,000,000	Benzinger Township Hospital Authority, Elk Regional Health Systems Revenue, Loc: PNC Bank N.A., 1.12%**, 12/01/30	1,000,000
800,000	Erie County Hospital Authority, Hamot Health Foundation Revenue, AMBAC, 1.20%*, 05/15/20	800,000
1,000,000	Pennsylvania State Turnpike Commission Revenue, Series Q, 1.20%*, 06/01/27	1,000,000
500,000	Philadelphia Industrial Development Authority, Newcourtland Elder Services Project Revenue, Loc: PNC Bank N.A., 1.20%*, 03/01/27	500,000

		4,300,000

*	Variable rate security, put option subject to next business day settlement.
**	Variable rate, put option subject to no longer that 7-day settlement.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Municipal Assets Fund (Continued)

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

Par Value	Description	Value

Variable Rate Demand Obligations (Continued)
Nevada 3.72%
$1,000,000	ABN AMRO MuniTOPS Trust Certificates, 1.18%****, 07/01/09	$1,000,000

Washington 8.19%
1,000,000	Lake Tapps Parkway Properties Revenue, Series B, Loc: U.S. Bank N.A., 1.14%**, 12/01/19	1,000,000
200,000	Port Vancouver, United Grain Corp. Revenue, Series 84A, Loc: Bank of America Corp., 1.10%**, 12/01/09	200,000
1,000,000	Washington State Health Care Facilities Authority, Mason Medical Center Revenue, Series B, MBIA, 1.16%*, 02/15/27	1,000,000

		2,200,000

	Total Variable Rate Demand Obligations	14,370,000

Municipal Bonds 44.34%
Alabama 0.56%
150,000	Alabama State, Series A GO, 5.50%, 10/01/03	150,000

Alaska 1.90%
250,000	Anchorage Electric Utilities Revenue, Senior Lien, MBIA, 4.13%, 06/01/04	255,012
250,000	Anchorage Port & Terminal Facilities Revenue, MBIA, 6.00%, 02/01/04	254,106

		509,118

Arizona 0.87%
230,000	Salt River Project, Agriculture Improvement & Power District Electric System Revenue, Series A, 5.40%, 01/01/04	232,536

Colorado 0.78%
200,000	Garfield, Pitkin & Eagle Counties School District GO, Prerefunded 06/15/04 @ 101, MBIA, 6.60%, 12/15/14	209,681

Florida 2.29%
200,000	Hillsborough County Aviation Authority, Tampa International Airport Revenue, Series B, Prerefunded 10/01/03 @ 102, FGIC, 5.10%, 10/01/04	204,000
250,000	St. Petersburg Public Utilities Revenue, Prerefunded 10/01/03 @ 102, 5.50%, 10/01/09	255,000
155,000	Volusia County School Board Sales Tax Revenue, FSA, 5.00%, 10/01/03	155,000

		614,000

Illinois 10.78%
575,000	Illinois Development Finance Authority, Adventist Health, Revenue, Series A, MBIA, 5.38%, 11/15/03	578,095
175,000	Illinois Development Finance Authority, National University of Health Sciences, Revenue Anticipation Notes, Series B, Loc: Bank One N.A., 4.20%, 08/16/04	179,391
395,000	Illinois State, First Series GO, MBIA, 5.00%, 07/01/04	406,472
500,000	Lake County Forest Preserve District GO, 1.25%***, 12/01/03	498,962
430,000	Lake County School District No. 112 — North Shore GO, 2.00%, 12/01/03	430,591
800,000	Rockford, Series A GO, FSA, 2.75%, 12/15/03	802,538

		2,896,049

*	Variable rate security, put option subject to next business day settlement.
**	Variable rate, put option subject to no longer that 7-day settlement.
***	Effective yield at date of purchase.
****	Money Market Fund, rate shown is as of September 30, 2003.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Municipal Assets Fund (Continued)

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

Par Value	Description	Value

Municipal Bonds (Continued)
Indiana 0.75%
$200,000	Vanderburgh County Special Tax Revenue, AMBAC, 2.00%, 01/01/04	$200,473

Iowa 4.31%
640,000	Des Moines Sewer Revenue, Series D, AMBAC, 3.00%, 06/01/04	648,168
500,000	Waterloo GO, FGIC, 4.25%, 06/01/04	510,434

		1,158,602

Louisiana 1.49%
400,000	Lafayette Public Power Authority Revenue, AMBAC, 3.00%, 11/01/03	400,654

Maryland 0.37%
100,000	Baltimore Public Improvement GO, Series A, Prerefunded 10/15/03 @ 100, AMBAC, 5.38%, 10/15/13	100,165

Massachusetts 1.22%
325,000	Sherborn GO, MBIA, 2.50%, 05/15/04	327,810

Michigan 0.57%
150,000	Chippewa Valley Schools GO, AMBAC, 4.05%, 05/01/04	152,605

Minnesota 2.26%
500,000	Jackson County Central Independent School District No. 2895 GO, FSA, 4.00%, 02/01/04	504,824
100,000	North Branch Independent School District No. 138 GO, Series A, FGIC, 5.20%, 02/01/04	101,367

		606,191

Missouri 1.87%
500,000	Ritenour School District GO, FSA, 2.00%, 03/01/04	501,964

New Jersey 0.75%
200,000	Caldwell GO, FGIC, 5.15%, 10/01/03	200,000

New York 0.75%
200,000	New York State Tollway Authority Revenue, Series D, 5.00%, 01/01/04	201,979

Ohio 3.57%
200,000	North Canton City Schools GO, FGIC, 4.25%, 12/01/03	201,075
250,000	Ohio State Natural Resources Capital Facilities GO, Series E, 5.25%, 04/01/04	255,139
500,000	Springfield City School District GO, FGIC, 4.00%, 12/01/03	502,522

		958,736

Pennsylvania 2.14%
240,000	Pittsburgh GO, Series A, MBIA, 4.50%, 03/01/04	243,267
330,000	West Chester Area School District GO, Series A, 1.50%, 12/01/03	330,218

		573,485

South Carolina 1.51%
400,000	South Carolina State Public Service Authority Revenue, Series A, MBIA, 5.38%, 01/01/04	404,370

Texas 4.84%
750,000	Austin Electric Utility Systems Revenue, Series A, AMBAC, 4.00%, 11/15/03	752,862
545,000	Lubbock Electric Light & Power Systems GO, MBIA, 2.00%, 04/15/04	547,624

		1,300,486

Wisconsin 0.76%
200,000	Wisconsin State GO, Series A, 4.00%, 05/01/04	203,412

	Total Municipal Bonds	11,902,316

See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Municipal Assets Fund (Continued)

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

Shares
Par Value	Description	Value

Mutual Fund 0.63%
$167,895	AIM Institutional Tax Free Cash Reserve Fund, 0.87%****, 10/01/03	$167,895

	Total Investments in Securities 99.50% (Cost — $26,708,634)	26,708,634
	Other Assets & Liabilities 0.50%	133,001

	Net Assets (100.00%)	$26,841,635

****	Money Market Fund, rate shown is as of September 30, 2003.
See notes to financial statements.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Vintage Fixed-Income Funds

The September decline in interest rates is likely only to be a pause in the secular move to higher rates that began this summer. The bond market suffered its worst seven-week return on record after the Fed cut its target Fed Funds rate in June for the last time this cycle. The rate cut, while smaller than the market expected, surprisingly disappointed bond investors. As economic numbers have shown improving activity, the market began to believe in the recovery and pushed rates higher. July marked the worst bond performance in over 20 years, with mortgage-related securities suffering the most. In fact, a Fed study released this summer showed that mortgage hedging accounts for 16-30% of volatility in the bond market, suggesting that this summer’s bond market rout was led by mortgage hedgers rather than the Fed.

The agency market suffered some negative headlines during the quarter. Fannie Mae drew attention last year because of a duration mismatch, suggesting that their risk management practices may not be sufficient, particularly during the volatility of the recent refinancing wave. In late June, Freddie Mac announced an earnings revision of $4.5 billion and the departure of its CEO, CFO and COO as a result of SEC investigations into the company’s accounting. These difficulties have led to a consensus in Congress to move regulation of the housing agencies into the Treasury Department, considered a tougher regulator. In September, the financial rating of the Federal Home Loan Bank of New York was downgraded by S&P from AAA to AA+. While this may affect some specific counterparty ratings with that particular bank, the FHLB system in general remains healthy. Bonds issued by the system and traded in the public markets are backed by a joint and several guarantee, meaning that each of the twelve banks in the system is liable for all debt of the system. Although the agencies have suffered through some negative publicity, we do not believe that agency bonds in general are significantly riskier than they were last year at this time.

Longer maturity treasuries generated the worst returns, as yields on ten-year bonds rose about 47 basis points during the quarter. The Lehman Aggregate posted a negative 0.15% return for the quarter, with Treasury bonds leading the charge by underperforming the most. While agency bonds felt credit risk pressure, they were still able to outperform Treasuries. Corporate bonds held up relatively well, and mortgages posted positive returns after extremely poor performance in July.

Our focus for generating excess returns for the remainder of this year into next year remains on corporate bonds and mortgage-backed securities (MBS). Corporate bonds continue to offer good relative value, even though they have performed well this year. As corporate profitability improves, corporate credit profiles are also improving, bringing spreads tighter. On the other hand, MBS have performed poorly this year due to the massive levels of refinancing. However, the back up in yields has improved the risk/return profile of mortgage-related securities. We believe the worst is behind us and have been adding MBS to our exposure.

Municipal bonds have become less attractive over the quarter, with the backup in Treasury yields and improving budgets of some states. The state of California continues to be troubled with its deficit and the recall election. S&P lowered the rating on California bonds to BBB from A in July, causing California yields to rise substantially. Yields have improved but remain higher than the general municipal market. Overall, municipal bonds remain attractive, however, not as attractive as at the beginning of the quarter.

We begin this quarter with much the same view as the third. We are bearish on bonds on a long-term horizon. However, September proved that the path to

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

higher rates will not be smooth. The Fed and the federal government have aggressively pursued a stimulative economic policy in order to reignite the economy. This will ultimately push interest rates higher. With this in mind, we are cautiously holding our durations short of their benchmarks. As growth begins to gain traction, we will become more aggressive in shortening our duration posture to take advantage of rising rates.

We are actively overweight in the corporate and ABS sectors of the market and underweight in agency, MBS and treasury sectors. Opportunities remain for corporate bonds to continue to outperform with MBS beginning to offer good value as prepays have slowed. ABS continue to generate the best risk-adjusted returns in the market.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Limited Term Bond Fund

The Federal Reserve has positioned the Fed Funds rate to be “accommodative for a considerable period”, holding the rate steady at 1.00% since June 2003. Short-term interest rates have risen since June in response to improvement in the nation’s GDP. The two-year Treasury has climbed from a low of 1.10% to finish the third quarter at a 1.47% level. The result is a very “steep” yield curve, or difference between overnight and two-year interest rates.

The quintuple shot of President Bush’s tax cuts, the lowest Fed Funds rate since the 1960’s, lower mortgage payments, home price appreciation and child tax credit checks gave the economy a needed boost. The result has been increased economic activity and improved corporate profitability. Investors cheered the results by embracing risk-taking once again, especially evidenced in the price appreciation of both lower quality, investment grade corporate debt and the high yield market. Corporate bond performance and the asset-backed securities overweight proved beneficial as both sectors generated returns in excess of U.S. Treasuries and Agencies. Portfolio duration remained short throughout the period, yet was increased more in line with the benchmark following the dramatic rise in rates that peaked in early September.

The steep curve presents performance opportunities across all fixed-income sectors. Asset-backed securities, taxable municipal bonds, mortgage-backed securities, corporate bonds and CMO’s possess a yield cushion, which performs well in stable and rising interest rate environments. The portfolio is overweight in these risk sectors of the fixed-income market. Additionally, portfolio duration is less than the benchmark to help slow price erosion caused by rising interest rates.

VINTAGE MUTUAL FUNDS, Inc.

Limited Term Bond Fund

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

Shares/	Security
Par Value	Description	Value

Bankers Acceptances (1.14%)
$150,000	First Tennessee Bank, 1.43%, 10/01/03	$149,996
322,000	First Tennessee Bank, 1.43%, 10/10/03	321,905
200,000	First Tennessee Bank, 1.36%, 11/14/03	199,728

	Total Bankers Acceptances	671,629

Common Stock (0.00%)
Medical Services (0.00%)
6	Comdisco Holding Co., Inc.*(a)	504

Corporate Bonds (28.64%)
Airlines (1.58%)
697,566	Continental Airlines, Inc., Series 982A, 6.41%, 04/15/07	613,998
302,828	Southwest Airlines Co., Series 2001-1, Class A-1, 5.10%, 05/01/06	322,327

		936,325

Banking (0.54%)
300,000	Bank of America Corp., 4.75%, 10/15/06	320,250

Building & Construction Products (0.93%)
500,000	Vulcan Materials, 6.40%, 02/01/06	550,000

Chemicals (0.90%)
500,000	Ashland, Inc., MTN, Series F, 8.54%, 01/13/05	533,750

Convertible Bonds (0.86%)
500,000	Analog Devices, Inc., 4.75%, 10/01/05, Convertible 10/01/03 @ 101.90	508,750

Financial Services (6.69%)
1,000,000	CIT Group, Inc., 5.50%, 02/15/04	1,015,000
300,000	Citigroup, Inc., 5.75%, 05/10/06	326,625
300,000	Fannie Mae, 3.75%, 09/15/08	299,157
300,000	Ford Motor Credit Co., 6.50%, 01/25/07	316,875
300,000	General Electric Capital Corp., MTN, Series A, 2.85%, 01/30/06	306,000
300,000	General Motors Acceptance Corp., 6.13%, 08/28/07	317,250
650,000	Household Finance Corp., 8.00%, 05/09/05	714,188
300,000	Lehman Brothers Holdings, Inc., 6.25%, 05/15/06	330,750
300,000	Washington Mutual Finance Corp., 6.25%, 05/15/06	328,875

		3,954,720

Forestry (0.55%)
300,000	Weyerhaeuser Co., 6.00%, 08/01/06	325,500

Human Resources (0.46%)
250,000	Adecco SA, 7.00%, 03/15/06	270,000

Insurance (1.70%)
1,000,000	CNA Financial Corp., 6.25%, 11/15/03	1,003,750

Metals (1.27%)
700,000	Alcoa, Inc., Series B, 6.13%, 06/15/05	752,500

Oil & Gas Exploration — Products & Services (0.55%)
300,000	Marathon Oil Corp., 5.38%, 06/01/07	322,875

Telecommunications (2.64%)
300,000	AT&T Wireless Services, Inc., 7.35%, 03/01/06	333,000
300,000	British Telecom plc, 7.88%, 12/15/05	335,250
300,000	France Telecom, 8.45%, 03/01/06	339,375
500,000	Verizon Global Funding Corp., 6.13%, 06/15/07	554,375

		1,562,000

Utilities (9.40%)
1,000,000	Appalachian Power Co., MTN, 7.85%, 11/01/04	1,062,500
432,000	Arkansas Electric Cooperative, 7.33%, 06/30/08	473,040

*	Non-income producing security.
(a)	Defaulted security.
MTN — Medium Term Notes.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Limited Term Bond Fund (Continued)

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

	Security
Par Value	Description	Value

Corporate Bonds (Continued)
Utilities (continued)
$1,000,000	Cleco Power LLC, MTN, 6.95%, 06/21/06	$1,088,749
1,000,000	Consolidated Natural Gas, 7.25%, 10/01/04	1,050,000
300,000	Midwest Power, 7.00%, 02/15/05	322,500
1,000,000	TXU Corp., 7.13%, 06/15/05	1,057,500
500,000	West Penn Power Co., MTN, Series A, 6.38%, 06/01/04	492,500

		5,546,789

Yankee (0.57%)
315,000	Naples (City of), Italy, 7.52%, 07/15/06	335,475

	Total Corporate Bonds	16,922,684

Mortgage Related Securities (41.65%)
Asset Backed Securities (35.43%)
378,383	Advanta Mortgage Loan Trust, Series 1997-2, Class M1, 7.55%, 06/25/27	382,594
324,787	Aerofreighter Finance Trust, Series A, Class A, 7.85%, 12/15/09	325,797
845,186	Amresco Residential Securities Mortgage Loan Trust, Series 1997-2, Class M1F, 7.43%, 06/25/27	882,451
241,694	Block Mortgage Finance, Inc., Series 1998-1, Class A5, 6.50%, 09/25/12	248,220
81,947	Centex Home Equity, Series 2000-A, Class A3, 7.65%, 10/25/26	82,611
1,700,000	Centex Home Equity, Series 2000-B, Class A4, 8.24%, 08/25/28	1,760,043
1,000,000	Centex Home Equity, Series 2000-C, Class A4, 7.72%, 05/25/29	1,062,030
280,517	Centex Home Equity, Series 2001-B, Class A3, 5.77%, 11/25/27	282,694
80,640	Conseco Finance Securitizations Corp., Series 2000-1, Class A3, 7.30%, 05/01/31	81,131
1,018,613	Conseco Finance, Series 2000-D, Class A4, 8.17%, 12/15/25	1,058,594
1,150,000	Conseco Finance, Series 2000-D, Class A5, 8.41%, 12/15/25	1,218,368
750,000	Conseco Finance, Series 2001-A, Class IM1, 7.44%, 03/15/32	784,230
135,000	Conseco Finance, Series 2001-B, Class 1M1, 7.27%, 06/15/32	145,958
265,090	Delta Funding Home Equity Loan Trust, Series 1996-3, Class A4, 7.08%, 03/25/19	264,868
817,449	Delta Funding Home Equity Loan Trust, Series 1998-3, Class A1A***, 1.40%, 12/15/30	815,741
383,331	Delta Funding Home Equity Loan Trust, Series 2000-2, Class A6F, 7.97%, 08/15/30	401,988
1,000,000	Ditech Home Loan Owner Trust, Series 1998-1, Class A5, 7.24%, 06/15/29	1,041,450
692,712	Emergent Home Equity Loan Trust, Series 1997-4, Class A5, 7.08%, 12/15/28	743,931
205,000	EQCC Home Equity Loan Trust, Series 1996-4, Class A8, 7.41%, 01/15/28	205,529
299,302	First Alliance Mortgage Loan Trust, Series 1998-2F, 6.52%, 09/20/29	313,079
1,416,393	General Electric Capital Mortgage Services, Inc., Series 1996-HE4, Class M, 7.65%, 10/25/26	1,447,595
165,083	General Electric Capital Mortgage Services, Inc., Series 1999-HE3, Class A4, 7.46%, 07/25/25	166,004
542,251	Green Tree Financial Corp., Series 1994-8, Class A6, 8.90%, 04/15/25	575,496
580,821	Green Tree Financial Corp., Series 1996-3, Class A5, 7.35%, 05/15/27	607,550
498,018	Green Tree Financial Corp., Series 1996-8, Class A6, 7.60%, 10/15/27	523,666

***	Variable rate security, rate shown is as of September 30, 2003 and date reflects the final maturity.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Limited Term Bond Fund (Continued)

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

	Security
Par Value	Description	Value

Mortgage Related Securities (Continued)
Asset Backed Securities (continued)
$886,421	Green Tree Home Equity Loan Trust, Series 1998-A, Class M1, 6.98%, 06/15/29	$911,365
134,623	Green Tree Home Equity Loan Trust, Series 1999-A, Class A5, 6.13%, 02/15/19	135,428
500,000	Green Tree Home Improvement Loan Trust, Series 1998-D, Class HEM1, 6.71%, 08/15/29	519,905
230,813	IMC Home Equity Loan Trust, Series 1997-3, Class A7, 7.08%, 08/20/28	235,939
388,507	Indymac Manufactured Housing Contract, Series 1998-2, Class A2, 6.17%, 12/25/11	363,324
170,355	Irwin Home Equity, Series 1999-2, Class A4, 6.89%, 06/15/29	178,793
581,620	Lehman Home Equity Loan Trust, Series 1995-7, Class A5, 7.46%, 03/25/12	611,800
438,209	Money Store Home Equity Trust (The), Series 1997-B, Class A7, 7.27%, 07/15/38	438,073
110,632	Nationscredit Grantor Trust, Series 1997-1, Class A, 6.75%, 08/15/13	117,181
145,237	Oakwood Mortgage Investors, Inc., Series 1996-A, Class A3, 6.60%, 05/15/21	150,952
618,221	Residential Asset Securities Corp., Series 1999-KS4, Class AI4, 7.22%, 06/25/28	653,899
361,747	Union Acceptance Corp., Series 1999-C, Class A4, 6.82%, 01/09/06	364,858
122,986	Vanderbilt Mortgage Finance, Series 1996-A, Class A4, 7.18%, 05/07/26	124,771
670,000	Vanderbilt Mortgage Finance, Series 2000-A, Class IA3, 7.82%, 11/07/17	712,847

		20,940,753

Collateralized Mortgage Obligations (3.26%)
83,313	Countrywide Alternative Loan Trust, Series 2002-5, Class A1***, 1.67%, 06/25/32	83,376
600,000	Federal Home Loan Mortgage Corp., Series 2226, Class PE, 6.00%, 06/15/25	606,714
94,849	Federal National Mortgage Assoc., Series 1993-14, Class A, 6.00%, 02/25/08	98,054
24,167	Federal National Mortgage Assoc., Series 2002-54, Class PJ, 5.00%, 10/25/11	24,152
12,192	Prudential Home Mortgage Securities, Series 1993-G, Class 2B***, 6.98%, 09/28/23	12,207
516,769	Structured Asset Securities Corp., Series 2001-1, Class B2***, 7.22%, 02/25/31	531,047
352,479	Structured Asset Securities Corp., Series 2002-5A, Class 1A3, 5.33%, 04/25/32	363,008
108,668	Washington Mutual Mortgage Securities Corp., Series 2001-S9, Class A21, 6.75%, 09/25/31	110,873
47,517	Wells Fargo Mortgage Backed Securities Trust, Series 2001-24, Class A11, 6.75%, 11/25/31	47,561
54,963	Wells Fargo Mortgage Backed Securities Trust, Series 2001-24, Class A16, 6.75%, 11/25/31	55,014

		1,932,006

***	Variable rate security, rate shown is as of September 30, 2003 and the date reflects the final maturity.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Limited Term Bond Fund (Continued)

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

	Security
Par Value	Description	Value

Mortgage Related Securities (Continued)
Federal Home Loan Mortgage Corp. (2.96%)
$134,371	Federal Home Loan Mortgage Corp., Pool #E61274, 7.00%, 08/01/09	$141,507
1,597,685	Federal Home Loan Mortgage Corp., Pool #M90830, 3.50%, 08/01/08	1,605,801

		1,747,308

	Total Mortgage Related Securities	24,620,067

U.S. Government Agencies (19.25%)
320,000	Federal Home Loan Bank, Series QT08, 5.66%, 12/18/08, Callable 12/18/03 @ 100	323,034
1,000,000	Federal Home Loan Mortgage Corp., 5.25%, 01/15/06	1,076,250
500,000	Federal Home Loan Mortgage Corp., 5.00%, 09/04/07, Callable 03/04/04 @ 100	508,125
500,000	Federal National Mortgage Assoc., 6.00%, 03/29/11, Callable 03/29/04 @ 100	510,000
1,000,000	U.S. Treasury Note, 2.00%, 05/15/06	1,007,500
1,500,000	U.S. Treasury Note, 6.88%, 05/15/06	1,695,465
1,000,000	U.S. Treasury Note, 7.00%, 07/15/06	1,139,210
2,000,000	U.S. Treasury Note, 6.25%, 02/15/07	2,268,120
2,500,000	U.S. Treasury Note, 6.13%, 08/15/07	2,847,650

	Total U.S. Government Agencies	11,375,354

U.S. Taxable Municipal Bonds (4.36%)
65,000	Azusa Pacific University, Revenue, 7.25%, 04/01/09	70,719
115,000	Bexar County Housing Finance Corp., Multi-family Housing, Villa Madrid Apartment Project, Series B, Revenue, 8.75%, 05/01/05	122,510
500,000	Chemeketa Community College District, Series B, GO, 1.94%, 06/15/06, FSA	496,515
1,000,000	Chicago Tax Increment, Series B, Tax Allocation, 6.00%, 11/15/04, ACA	1,041,569
500,000	North Carolina Municipal Power Agency #1, Catawba Electric, Series B, Revenue, 2.95%, 01/01/04	500,960
250,000	Reeves County, Lease Rental, Series B, Certificate of Participation, 6.80%, 06/01/06, ACA	259,298
80,000	St. Charles County Public Arena Authority Leasehold, Revenue, 6.54%, 09/15/05	84,034

	Total U.S. Taxable Municipal Bonds	2,575,605

Mutual Funds (4.85%)
908,965	Fidelity Institutional Money Market Fund, 0.95%**	908,965
1,956,347	Government Assets Fund, T Shares, 0.38%**	1,956,347

	Total Mutual Funds	2,865,312

	Total Investments (Cost $58,458,163) — 99.89%	59,031,155
	Other assets in excess of liabilities — 0.11%	62,481

	Net Assets — 100.00%	$59,093,636

**	Money market fund, rate shown is as of September 30, 2003.
See notes to financial statements.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Bond Fund

Interest rates have bounced higher off their early summer low of 3.11% on the 10-year Treasury to rest at a more moderate 3.94% by the end of the third quarter. The corporate market has recovered to outperform the Treasury market by an astounding 4.00% year to date! Mortgage-backed securities (MBS) have recovered from the month of July where they underperformed Treasuries by 1.50% due to the mid-summer refinancing wave that swept across America. Lastly, the high yield market rebounded in the first nine months of 2003 to post returns of more that 17.00%.

Portfolio performance throughout the second and third quarter of 2003 benefited from these market gyrations. Sector allocations performed well as both the corporate bond overweight and MBS underweight generated excess performance relative to the benchmark. The market is embracing risk-taking once again, especially evidenced in the price appreciation of both lower quality investment grade corporate debt and the high yield market. The asset-backed securities overweight proved beneficial as this sector produced steady outperformance. Portfolio duration remained short throughout the period, yet was increased more in line with the benchmark following the dramatic rise in rates that peaked in early September.

The bond market risk sectors have had a great string of performance and are currently at fair value, yet there continue to be opportunities for outperformance. Improving growth in the nation’s GDP is leading to higher interest rates. Portfolio duration is less than the benchmark to help slow price erosion caused by rising interest rates. The risk sectors of corporate bonds and MBS perform well during rising rate environments. Corporate bonds are overweighted while the MBS allocation continues to increase and will reach a full overweight when the refinance activity is out of the system. Asset-backed securities consistently generate the best risk-adjusted returns in the market and continue to possess an overweight.

VINTAGE MUTUAL FUNDS, Inc.

Bond Fund

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

Shares/	Security
Par Value	Description	Value

Common Stock (0.00%)
Medical Services (0.00%)
6	Comdisco Holding Co., Inc.*(a)	$504

Corporate Bonds (25.93%)
Agricultural Operations (0.83%)
$915,000	Monsanto Co., 7.38%, 08/15/12	1,067,119

Airlines (2.56%)
1,578,600	Continental Airlines, Inc., Series 971B, 7.46%, 04/01/13	1,216,296
123,725	Continental Airlines, Inc., Series 98-3, Class C-1, 7.08%, 11/01/04	119,527
1,000,000	Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.11%, 03/18/13	980,170
975,000	Northwest Airlines, Inc., Series 2001-1, Class A-2, 6.84%, 04/01/11	964,275

		3,280,268

Auto-Cars/ Light Trucks (0.23%)
200,000	Ford Motor Co., 7.45%, 07/16/31	184,500
100,000	General Motors Corp., 8.38%, 07/15/33	104,500

		289,000

Banking (0.20%)
115,000	Bank One Corp., 6.50%, 02/01/06	126,644
130,000	Hudson United Bancorp, 7.75%, 01/15/04	131,950

		258,594

Consumer Goods & Services (0.25%)
300,000	Alberto-Culver Co., 6.38%, 06/15/28	319,125

Convertible Bonds (3.23%)
1,100,000	Analog Devices, Inc., 4.75%, 10/01/05, Convertible 10/01/03 @ 101.90	1,119,250
1,313,000	Teck Cominco Ltd., 3.75%, 07/15/06, Convertible 12/15/03 @ 93.91	1,227,655
1,890,000	Thermo Electron Corp., 3.25%, 11/01/07, Convertible 12/15/03 @ 100	1,790,775

		4,137,680

Data Processing (0.33%)
420,000	First Data Corp., 4.70%, 08/01/13	422,100

Distribution/Wholesale (0.41%)
500,000	Boise Cascade Office Products Corp., 7.05%, 05/15/05	524,375

Financial Services (3.71%)
950,000	Block Financial Corp., 8.50%, 04/15/07	1,113,874
500,000	Ford Motor Credit Co., 7.38%, 02/01/11	525,625
880,000	General Electric Capital Corp., MTN, Series A, 6.13%, 02/22/11	976,800
350,000	General Electric Capital Corp., MTN, Series A, 6.75%, 03/15/32	395,063
250,000	General Motors Acceptance Corp., 8.88%, 06/01/10	290,313
250,000	General Motors Acceptance Corp., 6.88%, 09/15/11	259,375
500,000	Household Finance Corp., 4.75%, 07/15/13	492,500
500,000	John Deere Capital Corp., 8.63%, 08/01/19, Callable 08/01/04 @ 100	524,375
165,000	Lehman Brothers Holdings, Inc., MTN, Series E, 8.05%, 01/15/19	180,263

		4,758,188

*	Non-income producing security.
(a)	Defaulted security.
MTN — Medium Term Notes.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Bond Fund (Continued)

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

	Security
Par Value	Description	Value

Corporate Bonds (Continued)
Healthcare — REITS (1.33%)
$1,550,000	Nationwide Health Properties, Inc., MTN, Series B, 7.23%, 11/08/06	$1,705,000

Human Resources (1.60%)
1,900,000	Adecco SA, 7.00%, 03/15/06	2,052,000

Insurance (0.25%)
300,000	USF&G Corp., 7.13%, 06/01/05	324,000

Oil & Gas Exploration — Products & Services (2.79%)
880,000	Conoco, Inc., 6.95%, 04/15/29	1,014,199
975,000	El Paso Natural Gas, 8.63%, 01/15/22	899,438
615,000	Marathon Oil Corp., 5.38%, 06/01/07	661,894
1,000,000	Transcontinental Gas Pipe Line Corp., 6.25%, 01/15/08	1,000,000

		3,575,531

Paper & Related Products (0.80%)
915,000	MeadWestvaco Corp., 6.85%, 04/01/12	1,030,519

Retail — General Merchandise (0.87%)
880,000	Wal-Mart Stores, Inc., 7.55%, 02/15/30	1,113,200

Telecommunications (2.42%)
615,000	British Telecom plc, 7.88%, 12/15/05	687,263
915,000	France Telecom, 9.00%, 03/01/11	1,117,444
1,100,000	Verizon Communications, Inc., 7.51%, 04/01/09	1,295,249

		3,099,956

Transportation — Rail (0.75%)
880,000	Union Pacific Corp., 6.63%, 02/01/29	962,500

Utilities (2.39%)
1,750,000	El Paso Electric Co., Series E, 9.40%, 05/01/11, Callable 02/01/06 @ 104.70	2,065,000
1,000,000	Monongahela Power Co., 5.00%, 10/01/06	1,002,500

		3,067,500

Yankee (0.98%)
185,000	Bank of Nova Scotia (The), 8.25%, 11/15/19	244,431
150,000	Naples (City of), Italy, 7.52%, 07/15/06	159,750
700,000	Providence of Quebec, MTN, Series A, 7.04%, 03/10/26	847,875

		1,252,056

	Total Corporate Bonds	33,238,711

Mortgage-Related Securities (54.91%)
Asset Backed Securities (16.83%)
89,754	Advanta Mortgage Loan Trust, Series 1999-1, Class A4, 6.30%, 04/25/27	92,868
272,674	Advanta Mortgage Loan Trust, Series 2000-1, Class A3, 8.37%, 12/25/20	273,724
845,186	Amresco Residential Securities Mortgage Loan Trust, Series 1997-2, Class M1F, 7.43%, 06/25/27	882,451
1,160,000	Cit Group Home Equity Loan Trust, Series 2002-1, Class AF5, 6.71%, 02/25/33	1,266,917
380,000	Conseco Finance Securitizations Corp., Series 2000-4, Class A6, 8.31%, 05/01/32	333,534
2,000,000	Conseco Finance Securitizations Corp., Series 2000-6, Class A4, 6.77%, 09/01/32	2,067,299
500,000	Conseco Finance Securitizations Corp., Series 2000-D, Class A5, 8.41%, 12/15/25	529,725
1,000,000	Conseco Finance Securitizations Corp., Series 2000-B, Class AF5, 8.15%, 02/15/31	1,063,220
727,218	Contimortgage Home Equity Loan Trust, Series 1999-1, Class A7, 6.47%, 12/25/13	768,800

MTN — Medium Term Notes.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Bond Fund (Continued)

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

	Security
Par Value	Description	Value

Mortgage-Related Securities (Continued) Asset Backed Securities (continued)
$1,000,000	Ditech Home Loan Owner Trust, Series 1998-1, Class A5, 7.24%, 06/15/29	$1,041,450
1,050,000	Equity One ABS, Inc., Series 2000-1, Class A5, 8.02%, 02/25/32	1,150,716
1,000,000	Equity One ABS, Inc., Series 2002-3, Class M1, 6.04%, 11/25/32	1,060,960
937,316	Federal Home Loan Mortgage Corp., Structured Pass-Through Securities, Series T-5, Class A6, 7.12%, 06/25/28	977,320
1,329,314	Green Tree Financial Corp., Series 1996-3, Class A6, 7.85%, 05/15/27	1,412,329
178,796	Green Tree Home Equity Loan Trust, Series 1999-A, Class A5, 6.13%, 02/15/19	179,866
333,913	Green Tree Recreational Equipment & Consumer Trust, Series 1997-B, Class A1, 6.55%, 07/15/28	334,467
23,494	IMC Home Equity Loan Trust, Series 1996-1, Class A6, 6.69%, 02/25/21	23,477
777,014	Indymac Manufactured Housing Contract, Series 1998-2, Class A2, 6.17%, 12/25/11	726,648
322,749	Indymac Manufactured Housing Contract, Series 1998-2, Class A4, 6.64%, 12/25/27	305,298
1,500,000	Merrill Lynch Mortgage Investors, Inc., Series 2002-AFC1, Class AF3, 6.55%, 02/25/31	1,610,850
525,851	Money Store Home Equity Trust (The), Series 1997-B, Class A7, 7.27%, 07/15/38	525,688
393,213	Mortgage Lenders Network Home Equity Loans, Series 1998-1, Class 1, 6.76%, 08/25/29	397,307
221,063	Nationscredit Grantor Trust, Series 1997-1, Class A, 6.75%, 08/15/13	234,148
2,416,168	Northwest Airlines, Inc., Series 1997-1, Class 1A, 7.07%, 07/02/17	1,875,139
1,605,000	Saxon Asset Securities Trust, Series 1998-4, Class AF5, 6.93%, 01/25/30	1,656,970
444,198	Southern Pacific Secured Assets Corp., Series 1998-1, Class A6, 7.08%, 03/25/28	449,377
330,436	UCFC Manufactured Housing Contract, Series 1998-2, Class A2, 6.08%, 08/15/15	333,268

		21,573,816

Collateralized Mortgage Obligations (11.21%)
23,908	DLJ Mortgage Acceptance Corp., Series 1998-2, Class 1PA1, 6.75%, 06/19/28	24,053
952,653	Federal Home Loan Mortgage Corp., Series 2123, Class PE, 6.00%, 12/15/27	993,760
688,757	Federal Home Loan Mortgage Corp., Series 2186, Class PE, 6.00%, 06/15/25	689,398
2,000,000	Federal Home Loan Mortgage Corp., Series 2226, Class PE, 6.00%, 06/15/25	2,022,380
1,000,000	Federal Home Loan Mortgage Corp., Series 2439, Class LT, 5.75%, 06/15/25	1,015,830
828,458	Federal Home Loan Mortgage Corp., Series 2535, Class PL, 4.00%, 06/15/29	845,822
62,833	Federal National Mortgage Assoc., Series 2002-54, Class PJ, 5.00%, 10/25/11	62,794
331,508	Norwest Asset Securities Corp., Series 1999-6, Class A3, 6.00%, 03/25/29	332,238
867,808	PNC Mortgage Securities Corp., Series 1999-6, Class CB3, 6.71%, 07/25/29	910,877
See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Bond Fund (Continued)

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

	Security
Par Value	Description	Value

Mortgage-Related Securities (Continued) Collateralized Mortgage Obligations (continued)
$39,431	Prudential Home Mortgage Securities Co., Inc., Series 1994-8, Class A16, 7.15%, 03/25/24	$39,348
138,087	Residential Accredit Loans, Inc., Series 1996-QS7, Class AII, 8.00%, 11/25/11	137,877
52,308	Salomon Brothers Mortgage Securities VII, Series 1995-1, Class PO, 0.00%, 02/25/25	46,149
2,641,476	Structured Asset Securities Corp., Series 2001-1, Class B2***, 7.22%, 02/25/31	2,714,460
600,000	Structured Asset Securities Corp., Series 2002-26, Class 2A5, 6.00%, 12/25/32	623,052
2,103,000	Structured Asset Securities Corp., Series 2003-3XS, Class A3, 4.02%, 03/25/33	2,133,830
500,000	Washington Mutual Mortgage Securities Corp., Series 2002-S3, Class 1A17, 6.50%, 06/25/32	522,720
1,250,000	Washington Mutual Mortgage Securities Corp., Series 2003-AR4, Class A6, 3.42%, 05/25/33	1,247,800

		14,362,388

Federal Home Loan Mortgage Corp. (5.60%)
Mortgage-Backed Pools (5.60%)
127,598	#272596, 9.00%, 02/01/09	137,721
162,681	#555019, 7.50%, 11/01/19	174,732
10,057	#C00126, 8.50%, 06/01/22	10,954
226,593	#C00592, 7.00%, 03/01/28	239,558
268,559	#C00896, 7.50%, 12/01/29	287,339
1,899,058	#C01491, 6.00%, 02/01/33	1,962,203
367,985	#C19588, 6.50%, 12/01/28	384,666
297,243	#C53696, 7.00%, 06/01/31	313,879
429,957	#C72044, 6.50%, 10/01/32	448,961
429,958	#C76748, 6.00%, 02/01/33	444,267
231,953	#E00436, 7.00%, 06/01/11	246,364
31,202	#E00538, 6.50%, 03/01/13	32,861
42,162	#E00548, 6.50%, 05/01/13	44,405
1,903,091	#E01419, 5.50%, 05/01/18	1,969,758
190,000	#E99510, 5.50%, 09/01/18	196,656
261,620	#G80135, 7.00%, 10/25/24	276,663

		7,170,987

Federal National Mortgage Assoc. (16.44%)
Mortgage-Backed Pools (16.44%)
101,495	#050706, 7.50%, 02/01/23	108,938
493,300	#240650, 7.50%, 07/01/21	534,880
187,498	#250990, 7.50%, 07/01/27	200,502
46,822	#251286, 7.00%, 11/01/27	49,656
274,868	#251614, 7.00%, 04/01/28	291,242
376,795	#251697, 6.50%, 05/01/28	393,228
90,277	#251813, 6.50%, 07/01/28	94,214
602,739	#252334, 6.50%, 02/01/29	636,577
371,359	#252518, 7.00%, 05/01/29	396,849
1,100,837	#254473, 5.50%, 10/01/17	1,139,653
1,685,390	#254759, 4.50%, 06/01/18	1,700,727
1,662,182	#254802, 4.50%, 07/01/18	1,677,308
147,576	#303971, 7.50%, 07/01/16	158,196
23,367	#313873, 7.00%, 12/01/27	24,781
580,359	#323282, 7.50%, 07/01/28	620,607
312,136	#323640, 7.50%, 04/01/29	334,276
88,868	#332748, 8.00%, 12/01/25	96,874
256,575	#346287, 7.00%, 05/01/26	272,252
910,583	#380502, 6.44%, 08/01/08	977,165
59,260	#408827, 6.50%, 02/01/28	61,844
107,318	#421028, 8.00%, 10/01/27	116,750
159,126	#430093, 7.00%, 06/01/28	168,605
138,695	#430203, 7.00%, 06/01/28	146,957
174,172	#448917, 6.50%, 11/01/28	181,768
338,701	#535817, 7.00%, 04/01/31	358,475
3,124,835	#555272, 6.00%, 03/01/33	3,224,953
277,817	#581592, 7.00%, 06/01/31	294,033
163,482	#640002, 5.65%, 07/01/31	168,339
1,128,027	#686168, 6.06%, 05/01/32	1,162,634
530,001	#713974, 5.50%, 07/01/33	541,014

***	Variable rate security, rate shown is as of September 30, 2003 and date reflects the final maturity.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Bond Fund (Continued)

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

	Security
Par Value	Description	Value

Mortgage-Related Securities (Continued) Federal National Mortgage Assoc. (continued) Mortgage-Backed Pools (continued)
$1,888,186	#721502, 5.00%, 07/01/33	$1,889,355
3,000,000	#737730, 5.50%, 09/01/33	3,062,339

		21,084,991

Government National Mortgage Assoc. (4.83%)
Mortgage-Backed Pools (4.83%)
59,966	#001608, 7.50%, 02/20/09	64,006
52,255	#002231, 7.00%, 06/20/26	55,569
599,231	#002536, 7.50%, 01/20/28	636,796
1,030	#315929, 9.00%, 06/15/22	1,141
7,056	#341681, 8.50%, 01/15/23	7,756
3,416	#354189, 7.50%, 05/01/23	3,682
6,933	#359600, 7.50%, 07/15/23	7,473
30,616	#376218, 7.50%, 08/15/25	32,932
10,783	#385300, 8.00%, 10/15/24	11,724
14,126	#410049, 8.00%, 07/15/25	15,340
77,462	#412334, 7.00%, 10/15/27	82,573
19,924	#412645, 8.00%, 08/15/26	21,618
179,779	#451459, 7.50%, 09/15/27	192,756
232,840	#451522, 7.50%, 10/15/27	249,618
41,344	#454375, 7.00%, 03/15/28	44,047
156,497	#462384, 7.00%, 11/15/27	166,822
472,676	#462556, 6.50%, 02/15/28	497,146
261,319	#466138, 7.50%, 12/15/28	279,946
417,615	#469699, 7.00%, 11/15/28	444,919
161,177	#486467, 7.00%, 08/15/28	171,715
419,229	#486760, 6.50%, 12/15/28	440,932
92,032	#547495, 8.00%, 04/15/31	99,424
103,086	#780075, 8.00%, 03/15/25	112,330
50,779	#780213, 7.50%, 08/15/25	54,619
255,222	#780453, 7.50%, 12/15/25	274,441
379,902	#780584, 7.00%, 06/15/27	405,800
167,837	#780601, 7.00%, 07/15/27	178,911
90,609	#780619, 7.00%, 08/15/12	96,764
431,388	#780717, 7.00%, 02/15/28	460,261
290,421	#780936, 7.50%, 12/15/28	312,101
715,663	#780990, 7.50%, 12/15/28	766,654

		6,189,816

	Total Mortgage Related Securities	70,381,998

Preferred Stock (0.22%)
Shopping Center — REIT (0.22%)
10,000	Realty Income Corp.	276,800

U.S. Government Agencies (5.88%)
500,000	Federal Home Loan Mortgage Corp., 6.25%, 07/15/32	559,375
1,000,000	Federal Home Loan Mortgage Corp., 5.13%, 07/15/12	1,062,500
730,000	Federal Home Loan Mortgage Corp., 6.75%, 09/15/29	862,064
1,000,000	Federal National Mortgage Assoc., 3.75%, 09/15/08	997,190
1,000,000	Federal National Mortgage Assoc., 6.00%, 05/15/11	1,130,000
730,000	Federal National Mortgage Assoc., 6.25%, 05/15/29	808,475
500,000	Federal National Mortgage Assoc., 7.13%, 01/15/30	614,035
1,250,000	Federal National Mortgage Assoc., Series B, 7.25%, 01/15/10	1,502,188

	Total U.S. Government Agencies	7,535,827

See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Bond Fund (Continued)

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

	Security
Par Value	Description	Value

U.S. Taxable Municipal Bonds (1.76%)
$125,000	Fulton Golf Course, GO, 7.60%, 07/01/11, Callable 07/01/07 @ 101, MBIA	$140,671
137,359	Mille Lacs Band of Ojibwe Indians Corp., Series M-1-B, Revenue, 8.00%, 06/01/04, Callable 11/01/03 @ 100	137,531
285,000	Pennsylvania State Higher Educational Facilities Authority, Student Housing, Series B, Revenue, 4.70%, 07/01/09, ACA	284,501
90,000	Prairie DU Chien Redevelopment Authority Lease, Series B, Revenue, 7.60%, 04/01/05	97,663
100,000	Prairie DU Chien Redevelopment Authority Lease, Series B, Revenue, 7.63%, 04/01/06	112,819
1,200,000	University of Southern California, Revenue, 5.87%, 01/01/14, AMBAC	1,309,008
165,000	Washington State Housing Finance Committee, Antioch University Project, Series B, Revenue, 7.65%, 01/01/04, Loc: U.S. Bank of Washington	167,470

	Total U.S. Taxable Municipal Bonds	2,249,663

U.S. Treasury Bonds (5.83%)
800,000	8.00%, 11/15/21	1,109,624
1,800,000	7.25%, 08/15/22	2,331,342
2,700,000	7.13%, 02/15/23	3,457,674
500,000	6.00%, 02/15/26	569,940

	Total U.S. Treasury Bonds	7,468,580

U.S. Treasury Note (0.79%)
1,000,000	4.00%, 11/15/12	1,011,870

U.S. Treasury Strips (2.93%)
1,810,000	0.00%, 11/15/15	977,105
2,200,000	0.00%, 11/15/18	963,664
2,410,000	0.00%, 05/15/20	1,023,335
2,720,000	0.00%, 08/15/25	788,149

	Total U.S. Treasury Strips	3,752,253

Mutual Fund (3.42%)
4,378,147	Government Assets Fund, T Shares, 0.38%**	4,378,147

	Total Investments (Cost $126,466,525) (101.67%)	130,294,353
	Liabilities in excess of other assets (1.67%)	(2,139,542)

	Net Assets (100.00%)	$128,154,811

**	Money market fund, rate shown is as of September 30, 2003.
See notes to financial statements.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Municipal Bond Fund

The last Fed rate cut in June sparked a huge change in investor sentiment that sent all bond yields on an upward trajectory. As the economy continued to improve over the period and deflation became even less likely, rates rose dramatically. The municipal yield curve is now historically steep and the intermediate part of the curve is particularly steep. Municipal credits are still struggling with lower taxes from the weak economy. A huge downgrade by S&P of the State of California from A to BBB in July, due to the budget imbalance and recall election, rattled the market, but California bonds improved over the quarter after the downgrade.

Rising interest rates during the quarter hurt performance due to the structure of the portfolio. Although the duration is shorter than the index, the yield curve structure held some concentrations that worked against performance. We will remain short of the benchmark and make changes in structure as appropriate.

VINTAGE MUTUAL FUNDS, Inc.

Municipal Bond Fund

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

	Security
Par Value	Description	Value

Municipal Bonds (87.27%)
Arizona (2.53%)
$1,000,000	Arizona State, Series A, Certificate of Participation, 5.50%, 05/01/10, MBIA	$1,152,050

Florida (2.40%)
500,000	Florida State Board Capital Outlay, Series C, GO, 5.13%, 06/01/05	533,130
500,000	Jacksonville District Water & Sewer, Revenue, 5.00%, 10/01/20, Callable 10/01/06 @ 102, MBIA	557,920

		1,091,050

Georgia (2.67%)
1,000,000	Fulton County School District, GO, 6.38%, 05/01/11	1,212,089

Hawaii (2.46%)
1,000,000	Honolulu City & County, Series B, GO, 5.00%, 10/01/13, FSA	1,116,280

Illinois (20.40%)
1,000,000	Chicago, Series A, GO, 5.38%, 01/01/13, MBIA	1,129,150
1,000,000	Cook County, Series B, GO, 4.90%, 11/15/10, Callable 11/15/07 @ 101, MBIA	1,103,350
1,000,000	Illinois Educational Facilities Authority, DePaul University, Revenue, 5.00%, 10/01/11, Callable 10/01/10 @ 101, AMBAC	1,111,810
465,000	Illinois Housing Development Authority, Homeowner Mortgage, Subseries A-1, Revenue, 6.50%, 02/01/09, Callable 11/01/03 @ 100	478,666
1,000,000	Illinois State Sales Tax, Series S, Revenue, 5.00%, 06/15/09	1,125,500
1,000,000	Illinois State Toll Highway Authority, Series A, Revenue, 5.50%, 01/01/14, FSA	1,151,440
750,000	Illinois State, First Series, GO, 5.38%, 10/01/13, FSA	859,973
1,000,000	Southern Illinois University, Housing & Auxiliary Facilities System, Series A, Revenue, 5.00%, 04/01/10, AMBAC	1,118,490
1,000,000	Will County School District #122, New Lenox, Series A, GO, 6.50%, 11/01/17, Callable 11/01/10 @ 100, FSA	1,196,500

		9,274,879

Indiana (8.58%)
450,000	Allen County Jail Building Corp., Revenue, 5.75%, 10/01/11, Callable 04/01/11 @ 101	523,170
1,000,000	Evansville-Vanderburgh County Building Authority, Revenue, 5.30%, 08/01/08, Pre-refunded 08/01/06 @ 102, MBIA	1,126,760
1,000,000	Indiana Municipal Power Agency, Series A, Revenue, 5.25%, 01/01/12, AMBAC	1,122,920
1,000,000	Indianapolis Local Public Improvement Board, Series D, Revenue, 5.25%, 01/10/13	1,129,110

		3,901,960

Iowa (1.10%)
500,000	Lansing Pollution Control, Interstate Power Co., Revenue, 3.60%, 11/01/08	500,915

Maine (1.88%)
750,000	Maine Municipal Board, Series A, Revenue, 5.25%, 11/01/08, FSA	855,840

Michigan (3.69%)
500,000	Michigan State Building Authority, Series II, Revenue, 5.05%, 10/15/14, Pre-refunded 10/15/06 @ 100	553,495
1,000,000	Wayne State University, Revenue, 5.38%, 11/15/13, Callable 11/15/09 @ 101, FGIC	1,125,130

		1,678,625

See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Municipal Bond Fund (Continued)

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

	Security
Par Value	Description	Value

Municipal Bonds (Continued)
Minnesota (1.84%)
$750,000	Moorhead Independent School District #152, GO, 5.00%, 04/01/12	$836,678

New Jersey (3.70%)
1,000,000	New Jersey State, GO, 5.25%, 08/01/14, MBIA-IBC	1,139,210
500,000	New Jersey Wastewater Treatment Trust, Series A, Revenue, 4.80%, 09/01/06, Callable 09/01/05 @ 102	541,645

		1,680,855

Oklahoma (1.70%)
725,000	Tulsa County Independent School District #9, Union Board Education Building, GO, 4.00%, 05/01/06	772,705

Pennsylvania (4.30%)
1,000,000	Allegheny County, Series C-56, GO, 5.00%, 10/01/16, FSA	1,114,600
750,000	Pennsylvania State, First Series, GO, 5.00%, 02/01/08	839,340

		1,953,940

Tennessee (3.74%)
1,000,000	Johnson City Health & Educational, Medical Center Improvement, Revenue, 5.50%, 07/01/12, MBIA	1,143,120
500,000	Memphis General Improvement, GO, 5.00%, 11/01/14	559,620

		1,702,740

Texas (10.32%)
1,000,000	Pharr-San Juan-Alamo Independent School District, GO, 5.25%, 02/01/08, Callable 02/01/07 @ 100, PSF-Guaranteed	1,097,900
900,000	Sam Rayburn Municipal Power Agency, Revenue, 6.00%, 09/01/10, Callable 12/15/03 @ 100, MBIA	1,048,464
1,000,000	San Antonio Electric & Gas, Revenue, 5.00%, 02/01/12	1,108,130
500,000	San Antonio, Series A, GO, 6.00%, 08/01/08	583,525
750,000	Texas State Water Financial Assistance, Series B, GO, 5.25%, 08/01/10	854,265

		4,692,284

Utah (1.16%)
500,000	Salt Lake County, GO, 5.50%, 12/15/04	526,960

Virginia (2.53%)
1,000,000	Virginia Beach, Certificate of Participation, 5.40%, 09/01/09, FGIC	1,151,500

Washington (7.47%)
1,000,000	Benton County Public Utilities District #001, Revenue, 5.45%, 11/01/08, Callable 11/01/07 @ 100, AMBAC	1,120,330
1,000,000	King County School District #415, Series B, GO, 5.50%, 06/01/12, FSA	1,150,250
1,000,000	Washington State, Motor Vehicle Fuel Tax, GO, 5.00%, 09/01/09	1,127,360

		3,397,940

Wisconsin (4.80%)
1,000,000	Wisconsin State, Series A, GO, 5.00%, 05/01/09, Pre-refunded 05/01/06 @ 100	1,092,450
1,000,000	Wisconsin State, Series A, GO, 5.00%, 05/01/11, Callable 05/01/09 @ 100	1,088,020

		2,180,470

	Total Municipal Bonds	39,679,760

See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Municipal Bond Fund (Continued)

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

	Security
Par Value	Description	Value

Municipal Bonds (Continued) v
Alternative Minimum Tax Paper (8.81%)
$1,000,000	Alaska Student Loan Corp., Series A, Revenue, 5.63%, 07/01/07, Callable 07/01/05 @ 100, AMBAC	$1,049,350
500,000	Austin Texas Airport System, Series B, Revenue, 5.50%, 11/15/06, Callable 11/15/05 @ 102, MBIA	546,255
1,000,000	Iowa Student Loan Liquidity Corp., Series C, Revenue, 5.10%, 06/01/09	1,084,580
225,000	Massachusetts Education Loan Authority, Series B, Revenue, 5.60%, 07/01/06, Callable 07/01/05 @ 102, AMBAC	231,512
10,000	New Mexico Educational Assistance Foundation, Series A-1, Revenue, 5.75%, 08/01/07, Callable 08/01/05 @ 102	10,289
1,000,000	Utah State Board of Regents, Series F, Revenue, 5.20%, 05/01/08, Guaranteed Student Loans	1,083,990

	Total Alternative Minimum Tax Paper	4,005,976

Mutual Fund (2.87%)
1,307,040	Vintage Municipal Assets Fund, S Shares, 0.33%**	1,307,040

	Total Investments (Cost $41,691,870) — 98.95%	44,992,776
	Other assets in excess of liabilities — 1.05%	476,007

	Net Assets — 100.00%	$45,468,783

**	Money market fund, rate shown is as of September 30, 2003.

See notes to financial statements.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Vintage Equity Funds

The equity market rally this year is a response to indications that the massive monetary and fiscal policy stimulus in place is indeed slowly gaining traction in the form of economic recovery. The Federal Reserve has clearly signaled that interest rates will be kept low for as long as it takes and, combined with the economy’s potential for self-healing once the process is set in motion, this has produced the type of favorable equity environment that even the most skeptical post-bubble deflationist cannot ignore.

On top of rock bottom rates set by the Fed, Washington has delivered federal tax rate cuts, child credit checks, and tax law changes on dividends that are all designed to put dollars in consumers’ wallets. Further, money growth is trending upward, global short rates continue to fall and the weak dollar is helping the profitability of U.S. multinational firms. There is even more evidence of the confidence in this recovery in the dynamics of the market rally itself, as the cyclical indices have strongly outperformed the more defensive consumer indices for the entire duration of the market rally that began last March.

That said, there remain skeptics who question the sustainability of the economic recovery and the equity market rally and, understandably so, after such a long and devastating bear market. They point to debt-laden consumers, business overcapacity, the soaring U.S. current account deficit and persistent unemployment. We readily admit that some of the excesses of the bubble years have yet to be completely purged and still need to be addressed (particularly the U.S. current account deficit and the potential for a collapse in the dollar), but believe that powerful reflationary cogs have been set in motion making it likely that the economy will continue to strengthen over the coming year.

Corporate earnings were solid in the second quarter, growing 9.8% year over year, and all indications are that the earnings recovery will continue in the second half of the year. We are picking up a change in tone from corporate executives, who are gradually becoming more confident in their business outlooks, although by no means are they calling for blowout results anytime soon. In fact, despite the recent change in tone, conservatism rules the day regarding earnings forecasts, and we believe upside surprises on the earnings front are on the docket for the second half of the year. Indeed, analysts seem to be playing catch up and are currently raising estimates for the fourth quarters of 2003 and even for 2004.

A rebound in consumer spending, combined with tight corporate cost controls (productivity is growing at over a 5% annual rate as corporations squeeze more work out of fewer employees), has fueled the earnings recovery to date. Next should be inventory replenishment and increased corporate spending, which we believe is around the corner. Finally, and most important to the sustainability of the recovery, should be an increase in employment, which means more support for the consumer — and hence the natural self-healing power of the economy.

The combination of extremely low interest rates, an improving economy and a recovery in corporate earnings growth creates a positive equity market environment. We remain bullish on economic and equity market prospects over the intermediate term. However, in the short term, the impressive market rally has effectively discounted the expected second half 2003 improvement, especially for sectors such as technology where valuations are stretched. Therefore, we believe the stock market could be susceptible to moderate pullbacks in the near term, providing a chance for earnings outlooks to mature as corporate executives and investment analysts gain more confidence in the sustainability of the recovery. Our investments remain tilted toward cyclical stocks and we will look for opportunities to increase this leverage as our thesis plays out.

During the third quarter, cyclical stocks clearly led the equity market, emphasizing the gradual improvement in economic data released throughout the quarter. Technology, materials, and industrials were the three best performing sectors in the S&P 500, posting returns of 10.8%, 6.3%, and 4.5% respectively. These cyclical sectors, along with financials, which returned 4.2% in the quarter, were the only sectors that outperformed the S&P 500’s third quarter return of 2.6%. Telecom reversed its strong second quarter showing, losing 9.3% in the third quarter. The defensive health care and utility sectors followed as the second and third worst performing sectors in the quarter, posting (4.7%) and (0.5%) returns, respectively.

With the rally in stock prices this year, many investors are asking if this is the beginning of a long-term bull market. Our view is that the current rally in stocks represents a cyclical or shorter-term bull market instead of a longer-term or secular bull market.

The period from 1974 to 1982 represented a sideways moving stock market that was bounded by a broad trading range. During this period, however, the stock market experienced several strong cyclical rallies (as well as declines) that were quite meaningful to investors. In this type of market environment, strategically trading around rallies and declines, while more difficult, can be rewarding.

Conversely, during the period from 1982 to 2002, the stock market was in a long-term rising trend that represented a classic “buy and hold” secular bull market. The 1982-2002 secular bull market began with stock valuations at historically low levels and interest rates and inflation at historically high double-digit levels. Stock valuations moved steadily higher (P/E multiples expanded) during the 1980s and 1990s as interest rates and inflation moved steadily down to low, single digit levels.

Currently, with stock valuations at above average levels and interest rates and inflation at historically low levels, it is difficult to envision the stock market embarking on a new secular bull market. However, the stock market can respond favorably and is currently in the process of doing so to the Federal Reserve’s efforts to stimulate economic growth and restart the next business cycle for the economy.

The current cyclical bull market is a classic liquidity driven rally. The Fed’s strongly stimulative monetary policy is causing liquidity growth (money supply) to grow faster than economic growth. Excess liquidity is currently spilling over into the financial markets and providing the fuel to drive stock prices higher. At some point, most likely later in 2004, the economy will achieve a sustainable recovery and begin to absorb excess liquidity as corporations rebuild inventories and invest in growing their businesses again. At this point inflation fears may reappear, interest rates may rise and the cyclical bull market could lose steam.

We became moderately cautious in late summer and trimmed positions in some of our technology and cyclical stock holdings. Some of these had advanced strongly during the second quarter rally as expectations for faster economic growth rose. If stocks do weaken in October, we will look for opportunities to again add more cyclical exposure and raise portfolio beta in expectation of rising stock prices in the seasonally favorable November to January period.

We are particularly interested in identifying good buy points for cyclical stocks as they have recently broken out of a ten year downtrend in relative performance compared to consumer (stable growth) stocks. We expect a continuation of the rising trend in industrial commodity prices, a declining U.S. dollar and stronger economic growth to provide positive tailwinds for cyclical stocks in the months ahead.

Looking out longer-term, we expect a continuation of the economic recovery to push stock prices higher in the first half of 2004. Third quarter GDP growth was boosted by strong monetary and fiscal policy, record mortgage refinancings and tax rebates. U.S. nominal consumer spending advanced at an eight percent rate in the third quarter, which is the largest increase in over three years. The next booster shot for the economy should be provided by rising corporate profits. Stronger profits should stimulate corporations to finally build inventories, increase capital spending and, last but not least, hire more workers. A rebound in the labor market will increase consumer confidence and provide the final proof that the economy has returned to sustainable growth.

The Vintage Balanced Fund

After the sharp second quarter rally, the stock market began discounting a stronger pace of economic growth in the second half of the year. Stocks rallied strongly during the second quarter in response to the resolution of military action in Iraq and increased liquidity growth. Investors became less fearful and, as a result, market leadership was driven by high beta, lower quality stocks. Stocks continued to move higher in the third quarter, although at a more modest pace compared to the strong rally in the second quarter. The economic recovery gained strength during the summer, fueling investor interest in economically sensitive stocks, particularly in technology, materials, industrials and financials. After such strong gains this year, the stock market may be vulnerable to a bout of profit taking before the end of the year. However, we believe the general direction of the stock market is still up through the remainder of 2003 and into 2004. The environment for stocks is positive as economic growth and corporate earnings are poised to continue to recover. The next booster shot for the economy should be provided by rising corporate profits. This should stimulate inventory rebuilding, higher capital spending and, ultimately, an improvement in the labor market. Our strategy continues to be tilted toward economic recovery themes, and we will look for opportunities to increase this leverage as our thesis plays out.

Interest rates have bounced higher off their early summer low of 3.11% on the 10-year Treasury to rest at a more moderate 3.94% by the end of the third quarter. The corporate market has recovered to outperform the Treasury market by an astounding 4.00% year to date. Mortgage-backed securities (MBS) have recovered from the month of July where they underperformed Treasuries by 1.50% due to the mid-summer refinancing wave that swept across America. Lastly, the high yield market rebounded in the first nine months of 2003 to post returns of more that 17.00%.

Portfolio performance throughout the second and third quarter of 2003 benefited from these market gyrations. Sector allocations performed well as both the corporate bond overweight and MBS underweight generated excess performance relative to the benchmark. The market is embracing risk-taking once again, especially evidenced in the price appreciation of both lower quality investment grade corporate debt and the high yield market. The asset-backed securities overweight proved beneficial as this sector produced steady out-performance. Portfolio duration remained short throughout the period, yet was increased more in line with the benchmark following the dramatic rise in rates that peaked in early September.

The bond market risk sectors have had a great string of performance and are currently at fair value, yet there continue to be opportunities for outperformance. Improving growth in the nation’s GDP is leading to higher interest rates. Portfolio duration is less than the benchmark to help slow price erosion caused by rising interest rates. The risk sectors of corporate bonds and MBS perform well during rising rate environments. Corporate bonds are overweighted while the MBS allocation continues to increase and will reach a full overweight when the refinance activity is out of the system. Asset-backed securities consistently generate the best risk-adjusted returns in the market and continue to possess an overweight.

VINTAGE MUTUAL FUNDS, Inc.

Balanced Fund

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

	Security
Shares	Description	Value

Common Stocks (63.61%)
Aerospace/ Defense (2.16%)
7,400	Lockheed Martin Corp.	$341,510
6,500	United Technologies Corp.	502,320

		843,830

Banking (2.23%)
8,000	Bank of America Corp.	624,320
8,175	Mellon Financial Corp.	246,395

		870,715

Biotechnology (0.88%)
5,300	Amgen, Inc.*	342,221

Cable TV (0.80%)
9,870	Cox Communications, Inc., Class A*	312,089

Chemicals (2.12%)
5,200	Dow Chemical Co. (The)	169,208
16,500	E. I. du Pont de Nemours & Co.	660,165

		829,373

Computer Hardware (2.18%)
30,000	Cisco Systems, Inc.*	586,200
3,000	International Business Machines Corp.	264,990

		851,190

Computers, Peripherals & Software (4.28%)
37,500	Microsoft Corp.	1,042,125
56,700	Oracle Corp.*	636,174

		1,678,299

Consulting Services (0.49%)
8,500	Accenture Ltd., Class A*	189,890

Consumer Goods & Services (0.61%)
4,250	Colgate-Palmolive Co.	237,533

Data Processing (1.24%)
13,400	Fiserv, Inc.*	485,482

Distribution/Wholesale (1.23%)
10,100	W.W. Grainger, Inc.	480,255

Diversified (4.07%)
23,000	General Electric Co.	685,630
8,600	ITT Industries, Inc.	514,624
8,600	SPX Corp.*	389,408

		1,589,662

Electric Utility (1.09%)
14,000	Wisconsin Energy Corp.	427,980

Electrical Components (0.25%)
5,600	Vishay Intertechnology, Inc.	98,112

Electronic Components (0.62%)
17,000	Flextronics International Ltd.*	241,060

Financial Services (5.63%)
8,500	American Express Co.	383,010
3,800	Lehman Brothers Holdings, Inc.	262,504
11,125	MBNA Corp.	253,650
13,700	Morgan Stanley	691,302
18,200	PMI Group, Inc. (The)	614,250

		2,204,716

Food — Diversified (0.96%)
8,000	General Mills, Inc.	376,560

Insurance (3.61%)
12,000	American International Group, Inc.	692,400
9,700	Marsh & McLennan Cos., Inc.	461,817
7,250	SAFECO Corp.	255,635

		1,409,852

Medical Equipment & Supplies (1.80%)
4,420	Henry Schein, Inc.*	250,614
9,660	Medtronic, Inc.	453,247

		703,861

Multimedia (2.51%)
26,800	Time Warner, Inc.*	404,948
15,000	Viacom, Inc., Class B	574,500

		979,448

    * Non-income producing security.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Balanced Fund (Continued)

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

	Security
Shares	Description	Value

Common Stocks (Continued)
Oil & Gas Exploration — Products & Services (5.54%)
5,000	Cooper Cameron Corp.*	$231,050
5,000	Devon Energy Corp.	240,950
20,000	Exxon Mobil Corp.	732,000
10,000	GlobalSantaFe Corp.	239,500
10,000	Halliburton Co.	242,500
10,000	Schlumberger Ltd.	484,000

		2,170,000

Pharmaceuticals (6.94%)
16,200	Abbott Laboratories	689,310
5,800	Eli Lilly & Co.	344,520
11,700	Forest Laboratories, Inc.*	601,965
8,500	Merck & Co., Inc.	430,270
21,500	Pfizer, Inc.	653,170

		2,719,235

Pharmacy Services (0.74%)
4,300	Express Scripts, Inc.*	262,945
1,025	Medco Health Solutions, Inc.*	26,578

		289,523

Restaurants (1.73%)
20,225	Brinker International, Inc.*	674,706

Retail — Food (0.51%)
11,100	Kroger Co. (The)*	198,357

Retail — General Merchandise (3.34%)
10,000	Kohl’s Corp.*	535,000
13,800	Wal-Mart Stores, Inc.	770,730

		1,305,730

Retail — Specialty Stores (2.27%)
21,600	Staples, Inc.*	513,000
12,200	Walgreen Co.	373,808

		886,808

Semiconductors (2.73%)
17,300	Intel Corp.	475,923
26,000	Texas Instruments, Inc.	592,800

		1,068,723

Telecommunications (1.05%)
12,600	Verizon Communications, Inc.	408,744

	Total Common Stocks	24,873,954

Corporate Bonds (11.39%)
Agricultural Operations (0.21%)
$70,000	Monsanto Co., 7.38%, 08/15/12	81,638

Auto-Cars/ Light Trucks (0.08%)
30,000	General Motors, 8.38%, 07/15/33	31,350

Banking (1.19%)
460,000	Hudson United Bancorp, 7.75%, 01/15/04	466,899

Data Processing (0.13%)
50,000	First Data Corp., 4.70%, 08/01/13	50,250

Financial Services (2.81%)
250,000	Bear, Stearns & Co., Inc., 5.70%, 11/15/14	266,562
70,000	Ford Motor Credit Co., 7.38%, 02/01/11	73,588
75,000	General Electric Capital Corp., MTN, Series A, 6.13%, 02/22/11	83,250
30,000	General Electric Capital Corp., MTN, Series A, 6.75%, 03/15/32	33,863
70,000	General Motors Acceptance Corp., 6.88%, 09/15/11	72,625
75,000	Household Finance Corp., 4.75%, 07/15/13	73,875
250,000	Lehman Brothers Holdings, Inc., MTN, Series E, 8.05%, 01/15/19	273,124
200,000	National Rural Utilities Cooperative Finance Corp., 6.00%, 05/15/06	218,750

		1,095,637

Healthcare — REITS (0.98%)
350,000	Nationwide Health Properties, Inc., MTN, Series B, 7.23%, 11/08/06	385,000

Human Resources (0.76%)
275,000	Adecco SA, 7.00%, 03/15/06	297,000

    * Non-income producing security.
 MTN — Medium Term Notes.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Balanced Fund (Continued)

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

	Security
Par Value	Description	Value

Corporate Bonds (Continued)
Metals (0.67%)
$245,000	Alcoa, Inc., Series B, 6.13%, 06/15/05	$263,375

Oil & Gas Exploration — Products & Services (0.41%)
75,000	Conoco, Inc., 6.95%, 04/15/29	86,437
70,000	Marathon Oil Corp., 5.38%, 06/01/07	75,338

		161,775

Paper & Related Products (0.20%)
70,000	MeadWestvaco Corp., 6.85%, 04/01/12	78,838

Restaurants (0.56%)
200,000	McDonald’s Corp., MTN, Series F, 5.35%, 09/15/08	218,500

Retail — General Merchandise (0.24%)
75,000	Wal-Mart Stores, Inc., 7.55%, 02/15/30	94,875

Telecommunications (0.81%)
70,000	British Telecom plc, 7.88%, 12/15/05	78,225
70,000	France Telecom, 9.00%, 03/01/11	85,488
130,000	Verizon Communications, Inc., 7.51%, 04/01/09	153,075

		316,788

Transportation — Rail (0.21%)
75,000	Union Pacific Corp., 6.63%, 02/01/29	82,031

Utilities (0.68%)
250,000	Alabama Power Co., Series H, 5.49%, 11/01/05	267,813

Yankee (1.45%)
150,000	Bank of Nova Scotia (The), 8.25%, 11/15/19	198,188
300,000	Providence of Quebec, MTN, Series A, 7.04%, 03/10/26	363,374

		561,562

	Total Corporate Bonds	4,453,331

Mortgage Related Securities (11.01%)
Asset Backed Securities (0.11%)
$43,070	Green Tree Recreational Equipment & Consumer Trust, Series 1997-B, Class A1, 6.55%, 07/15/28	43,142

Collateralized Mortgage Obligations (0.92%)
71,629	Federal Home Loan Mortgage Corp., Series 1610, Class PM, 6.25%, 04/15/22	74,077
9,667	Federal National Mortgage Assoc., Series 2002-54, Class PJ, 5.00%, 10/25/11	9,661
31,895	Salomon Brothers Mortgage Securities VII, Series 1995-1, Class PO, 0.00%, 02/25/25	28,140
250,000	Washington Mutual Mortgage Securities Corp., Series 2003-AR4, Class A6, 3.42%, 05/25/33	249,560

		361,438

Federal Home Loan Mortgage Corp. (2.84%)
Mortgage-Backed Pools (2.84%)
56,648	#C00592, 7.00%, 02/01/28	59,890
53,712	#C00896, 7.50%, 12/01/29	57,468
122,589	#C17281, 6.50%, 11/02/28	128,146
91,996	#C19588, 6.50%, 12/01/28	96,166
149,985	#C76361, 6.00%, 02/01/33	154,972
125,556	#E20252, 7.00%, 07/01/11	133,356
243,078	#E96577, 4.50%, 06/01/18	245,347
75,000	#E99510, 5.50%, 09/01/18	77,627
149,985	#G01444, 6.50%, 08/01/32	156,601

		1,109,573

 MTN — Medium Term Notes.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Balanced Fund (Continued)

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

	Security
Par Value	Description	Value

Mortgage Related Securities (Continued)
Federal National Mortgage Assoc. (5.05%)
Mortgage-Backed Pools (5.05%)
$94,199	#251697, 6.50%, 05/01/28	$98,307
200,913	#252334, 6.50%, 02/01/29	212,192
234,264	#254720, 4.50%, 05/01/18	236,396
240,770	#254759, 4.50%, 06/01/18	242,961
219,995	#254802, 4.50%, 07/01/18	221,997
101,783	#323640, 7.50%, 04/01/29	109,003
152,131	#428865, 7.00%, 06/01/28	161,194
59,167	#430203, 7.00%, 06/01/28	62,692
150,001	#555272, 6.00%, 03/01/33	154,807
225,001	#713974, 5.50%, 07/01/33	229,676
246,757	#721502, 5.00%, 07/01/33	246,909

		1,976,134

Government National Mortgage Assoc. (2.09%)
Mortgage-Backed Pools (2.09%)
58,210	#451522, 7.50%, 10/15/27	62,405
118,169	#462556, 6.50%, 02/15/28	124,286
104,404	#469699, 7.00%, 11/15/28	111,230
80,589	#486467, 7.00%, 08/15/28	85,857
104,807	#486760, 6.50%, 12/15/28	110,233
49,634	#780075, 8.00%, 03/15/25	54,085
109,381	#780453, 7.50%, 12/15/25	117,617
94,977	#780584, 7.00%, 06/15/27	101,451
45,305	#780619, 7.00%, 08/15/12	48,382

		815,546

	Total Mortgage Related Securities	4,305,833

U.S. Government Agencies (2.96%)
500,000	Federal Home Loan Mortgage Corp., 5.75%, 01/15/12	555,000
500,000	Federal National Mortgage Assoc., Series B, 7.25%, 01/15/10	600,875

	Total U.S. Government Agencies	1,155,875

U.S. Taxable Municipal Bonds (2.08%)
$200,000	Chemeketa County Community College District, Series B, GO, 3.31%, 06/15/09, FSA	197,034
195,000	Fulton Golf Course, GO, 7.60%, 07/01/11, Callable 07/01/07 @ 101, MBIA	219,447
30,497	Mille Lacs Band of Ojibwe Indians Corp., Series M-1-B, Revenue, 8.00%, 06/01/04, Callable 11/01/03 @ 100	30,535
40,000	New Orleans, Housing Development Corp., First Lien, Series B, Revenue, 8.00%, 12/01/03	40,327
300,000	University of Southern California, Revenue, 5.87%, 01/01/14, AMBAC	327,252

	Total U.S. Taxable Municipal Bonds	814,595

U.S. Treasury Bond (0.30%)
100,000	6.25%, 08/15/23	116,902

U.S. Treasury Notes (3.95%)
400,000	1.75%, 12/31/04	403,060
500,000	6.50%, 02/15/10	593,340
500,000	5.00%, 08/15/11	546,910

	Total U.S. Treasury Notes	1,543,310

U.S. Treasury Strips (1.09%)
200,000	0.00%, 11/15/15	107,967
245,000	0.00%, 11/15/18	114,905
275,000	0.00%, 05/15/20	116,771
300,000	0.00%, 08/15/25	86,928

	Total U.S. Treasury Strips	426,571

Mutual Fund (4.08%)
1,594,859	Government Assets Fund, T Shares, 0.38%**	1,594,859

	Total Investments (Cost $36,238,195) (100.47%)	39,285,230
	Liabilities in excess of other assets (0.47)%	(185,172)

	Net Assets (100.00%)	$39,100,058

**	Money market fund, rate shown is as of September 30, 2003.
***	Non-income producing security.
See notes to financial statements.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Vintage Equity Fund

After the sharp second quarter rally, the stock market began discounting a stronger pace of economic growth in the second half of the year. Stocks rallied strongly during the second quarter in response to the resolution of military action in Iraq and increased liquidity growth. Investors became less fearful and, as a result, market leadership was driven by high beta, lower quality stocks. Stocks continued to move higher in the third quarter, although at a more modest pace compared to the strong rally in the second quarter. The economic recovery gained strength during the summer, fueling investor interest in economically sensitive stocks, particularly in technology, materials, industrials and financials. After such strong gains this year, the stock market may be vulnerable to a bout of profit taking before the end of the year. However, we believe the general direction of the stock market is still up through the remainder of 2003 and into 2004. The environment for stocks is positive as economic growth and corporate earnings are poised to continue to recover. The next booster shot for the economy should be provided by rising corporate profits. This should stimulate inventory rebuilding, higher capital spending and, ultimately, an improvement in the labor market. Our strategy continues to be tilted toward economic recovery themes, and we will look for opportunities to increase this leverage as our thesis plays out.

VINTAGE MUTUAL FUNDS, Inc.

Equity Fund

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

	Security
Shares	Description	Value

Common Stocks (96.87%)
Aerospace/ Defense (3.45%)
64,200	Lockheed Martin Corp.	$2,962,830
57,300	United Technologies Corp.	4,428,144

		7,390,974

Banking (2.21%)
33,000	Bank of America Corp.	2,575,320
71,700	Mellon Financial Corp.	2,161,038

		4,736,358

Biotechnology (1.45%)
48,000	Amgen, Inc.*	3,099,360

Business Services (1.52%)
72,000	American Express Co.	3,244,320

Cable TV (1.28%)
86,550	Cox Communications, Inc., Class A*	2,736,711

Chemicals (2.91%)
47,000	Dow Chemical Co. (The)	1,529,380
117,500	E. I. du Pont de Nemours & Co.	4,701,175

		6,230,555

Computer Hardware (3.45%)
258,000	Cisco Systems, Inc.*	5,041,320
26,600	International Business Machines Corp.	2,349,578

		7,390,898

Computers, Peripherals & Software (6.19%)
276,000	Microsoft Corp.	7,670,040
497,000	Oracle Corp.*	5,576,340

		13,246,380

Consulting Services (0.77%)
74,100	Accenture Ltd.*	1,655,394

Consumer Goods & Services (1.02%)
39,000	Colgate-Palmolive Co.	2,179,710

Data Processing (1.81%)
107,000	Fiserv, Inc.*	3,876,610

Distribution/ Wholesale (2.00%)
90,200	W.W. Grainger, Inc.	4,289,010

Diversified (6.55%)
200,700	General Electric Co.	5,982,867
75,750	ITT Industries, Inc.	4,532,880
77,500	SPX Corp.*	3,509,200

		14,024,947

Electric Utility (1.78%)
125,000	Wisconsin Energy Corp.	3,821,250

Electronic Components (0.66%)
100,000	Flextronics International Ltd.*	1,418,000

Financial Services (7.95%)
33,000	Fannie Mae	2,316,600
33,600	Lehman Brothers Holdings, Inc.	2,321,088
97,590	MBNA Corp.	2,225,052
117,750	Morgan Stanley	5,941,665
125,000	PMI Group, Inc. (The)	4,218,750

		17,023,155

Food — Diversified (1.58%)
72,000	General Mills, Inc.	3,389,040

Insurance (5.25%)
95,000	American International Group, Inc.	5,481,500
73,000	Marsh & McLennan Cos., Inc.	3,475,530
65,000	SAFECO Corp.	2,291,900

		11,248,930

Medical Equipment & Supplies (2.88%)
38,740	Henry Schein, Inc.*	2,196,558
84,710	Medtronic, Inc.	3,974,593

		6,171,151

Multimedia (3.95%)
236,000	Time Warner, Inc.*	3,565,960
127,500	Viacom, Inc., Class B	4,883,250

		8,449,210

*	Non-income producing security.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Equity Fund (Continued)

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

	Security
Shares	Description	Value

Common Stocks (Continued)
Oil & Gas Exploration — Products & Services (8.41%)
45,000	Cooper Cameron Corp.*	$2,079,450
45,000	Devon Energy Corp.	2,168,550
137,000	Exxon Mobil Corp.	5,014,200
89,500	GlobalSantaFe Corp.	2,143,525
92,000	Halliburton Co.	2,231,000
90,000	Schlumberger Ltd.	4,356,000

		17,992,725

Pharmaceuticals (11.20%)
148,000	Abbott Laboratories	6,297,400
52,100	Eli Lilly & Co.	3,094,740
96,200	Forest Laboratories, Inc.*	4,949,490
77,000	Merck & Co., Inc.	3,897,740
188,000	Pfizer, Inc.	5,711,440

		23,950,810

Pharmacy Services (1.18%)
37,200	Express Scripts, Inc.*	2,274,780
9,286	Medco Health Solutions, Inc.*	240,786

		2,515,566

Restaurants (2.37%)
151,900	Brinker International, Inc.*	5,067,384

Retail — Food (0.81%)
97,400	Kroger Co. (The)*	1,740,538

Retail — General Merchandise (5.04%)
79,500	Kohl’s Corp.*	4,253,250
117,000	Wal-Mart Stores, Inc.	6,534,450

		10,787,700

Retail — Specialty Stores (3.84%)
175,000	Staples, Inc.*	4,156,250
133,000	Walgreen Co.	4,075,120

		8,231,370

Semiconductors (3.71%)
160,000	Intel Corp.	4,401,600
155,000	Texas Instruments, Inc.	3,534,000

		7,935,600

Telecommunications (1.65%)
109,000	Verizon Communications, Inc.	3,535,960

	Total Common Stocks	207,379,616

Mutual Fund (3.18%)
6,810,590	Government Assets Fund, T Shares, 0.38%**	6,810,590

	Total Investments (Cost $179,429,705) — 100.05%	214,190,206
	Liabilities in excess of other assets — (0.05)%	(96,843)

	Net Assets — 100.00%	$214,093,363

*	Non-income producing security.
**	Money market fund, rate shown is as of September 30, 2003.
See notes to financial statements.

PERFORMANCE REPORT	Vintage Mutual Funds, Inc.

The Vintage Growth Fund

Year to date, stocks have performed extremely well. The tremendous rally that started in the first quarter and continued into the second and third quarters was in anticipation of the economic recovery that is now becoming evident. At these levels, risk in the market has increased as a lot of the near-term expected improvement in earnings is likely priced in. However, as economic growth and corporate profits continue, the market will likely digest recent gains and move higher at a rate more in line with earnings growth in the future. Key catalysts for further positive bias to stock performance will be evidence of inventory rebuilding, higher capital spending, and improvement in the labor market. In this environment, cyclical stocks will likely continue to outperform until the market senses the Federal Reserve’s first rate hike, at which time more stable growing companies should begin to outperform.

VINTAGE MUTUAL FUNDS, Inc.

Growth Fund

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

	Security
Shares	Description	Value

Common Stocks (93.85%)
Advertising Services (0.58%)
7,000	Getty Images, Inc.*	$246,120

Aerospace/ Defense (2.17%)
20,000	Lockheed Martin Corp.	923,000

Banking (0.50%)
7,000	Mellon Financial Corp.	210,980

Beverages/Soft Drink (2.02%)
20,000	Coca-Cola Co. (The)	859,200

Biotechnology (2.09%)
7,000	Amgen, Inc.*	451,990
5,000	ICOS Corp.*	191,600
16,000	Millenium Pharmaceuticals, Inc.*	246,240

		889,830

Broadcasting (1.53%)
17,000	Clear Channel Communications, Inc.	651,100

Cable TV (2.11%)
28,500	Cox Communications, Inc., Class A*	901,170

Chemicals (0.94%)
10,000	E. I. du Pont de Nemours & Co.	400,100

Computer Hardware (1.65%)
36,000	Cisco Systems, Inc.*	703,440

Computers, Peripherals & Software (8.37%)
24,000	Autodesk, Inc.	408,480
54,000	Microsoft Corp.	1,500,660
110,000	Oracle Corp.*	1,234,200
23,000	Red Hat, Inc.*	232,300
20,000	Siebel Systems, Inc.*	194,400

		3,570,040

Consumer Goods & Services (2.10%)
16,000	Colgate-Palmolive Co.	894,240

Data Processing (1.45%)
17,000	Fiserv, Inc.*	615,910

Distribution/ Wholesale (2.23%)
20,000	W.W. Grainger, Inc.	951,000

Diversified (7.05%)
11,000	Dover Corp.	389,070
57,000	General Electric Co.	1,699,170
7,000	ITT Industries, Inc.	418,880
11,000	SPX Corp.*	498,080

		3,005,200

Electronic Components (1.46%)
44,000	Flextronics International Ltd.*	623,920

Financial Services (7.24%)
40,000	Charles Schwab Corp. (The)	476,400
11,000	Lehman Brothers Holdings, Inc.	759,880
9,500	MBNA Corp.	216,600
24,000	Morgan Stanley	1,211,040
12,500	PMI Group, Inc. (The)	421,875

		3,085,795

Food — Diversified (1.49%)
13,500	General Mills, Inc.	635,445

Instruments (0.52%)
5,000	Parker-Hannifin Corp.	223,500

Insurance (1.22%)
9,000	American International Group, Inc.	519,300

Internet Related (0.94%)
75,000	WatchGuard Technologies, Inc.*	401,250

Medical — Wholesale Drug Distribution (1.51%)
11,000	Cardinal Health, Inc.	642,290

Multimedia (5.23%)
60,000	Time Warner, Inc.*	906,600
34,500	Viacom, Inc., Class B	1,321,350

		2,227,950

Oil & Gas Exploration — Products & Services (6.07%)
12,000	Cooper Cameron Corp.*	554,520
10,000	Devon Energy Corp.	481,900
18,000	GlobalSantaFe Corp.	431,100
13,500	Halliburton Co.	327,375
21,000	Weatherford International Ltd.*	793,380

		2,588,275

*	Non-income producing security.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Growth Fund (Continued)

Schedule of Portfolio Investments (Unaudited)

September 30, 2003

	Security
Shares	Description	Value

Common Stocks (Continued)
Pharmaceuticals (17.90%)
29,000	Abbott Laboratories	$1,233,950
18,000	Andrx Corp.*	333,180
14,500	Biovail Corp.*	538,675
21,000	Eli Lilly & Co.	1,247,400
15,000	Forest Laboratories, Inc.*	771,750
20,000	Merck & Co., Inc.	1,012,400
14,500	NPS Pharmaceuticals, Inc.*	403,825
61,000	Pfizer, Inc.	1,853,180
4,200	Taro Pharmaceutical Industries Ltd.*	236,712

		7,631,072

Pharmacy Services (2.19%)
18,000	Accredo Health, Inc.*	503,820
6,000	Express Scripts, Inc.*	366,900
2,412	Medco Health Solutions, Inc.*	62,543

		933,263

Power Conversion/ Supply Equipment (1.45%)
36,000	American Power Conversion Corp.*	617,040

Restaurants (1.33%)
17,000	Brinker International, Inc.*	567,120

Retail — Food (1.05%)
25,000	Kroger Co. (The)*	446,750

Retail — General Merchandise (3.18%)
6,500	Kohl’s Corp.*	347,750
18,000	Wal-Mart Stores, Inc.	1,005,300

		1,353,050

Semiconductors (4.41%)
25,000	ASML Holding N.V., Registered Shares*	328,250
20,000	Integrated Device Technology, Inc.*	248,400
25,000	Intel Corp.	687,750
27,000	Texas Instruments, Inc.	615,600

		1,880,000

Technology-Software (1.87%)
43,000	BEA Systems, Inc.*	518,150
35,000	webMethods, Inc.*	279,300

		797,450

	Total Common Stocks	39,994,800

Limited Partnership (2.78%)
2,706,083	Blue Stream Ventures, L.P.***	1,183,255

	(1.79% of Partnership’s Net Assets)
Mutual Funds (6.01%)
398,811	Fidelity Institutional Money Market Fund, 0.95%**	398,811
2,160,902	Government Assets Fund, T Shares, 0.38%**	2,160,903

	Total Mutual Funds	2,559,714

	Total Investments (Cost $44,144,632) — 102.64%	43,737,769
	Liabilities in excess of other assets — (2.64)%	(1,126,888)

	Net Assets — 100.00%	$42,610,881

*	Non-income producing security.

**	Money market fund, rate shown is as of September 30, 2003.

***	This is an illiquid security which is not actively traded. The sale of this security is restricted. Because no quoted market value is available, it is valued by the investment adviser with Board approval.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Statements of Assets and Liabilities (Unaudited)
September 30, 2003

	Government	Institutional	Liquid	Municipal	Limited
	Assets Fund	Reserves Fund	Assets Fund	Assets Fund	Term Bond Fund

ASSETS:
Investments, at value	$68,307,352	$23,970,806	$105,083,092	$26,708,634	$59,031,155
Repurchase agreements	55,770,466	21,183,605	14,964,104	—	—

Total Investments (Cost $124,077,818; $45,154,411; $120,047,196; $26,708,634; $58,458,163;)
	124,077,818	45,154,411	120,047,196	26,708,634	59,031,155
Cash	1	1	—	—	—
Interest and dividends receivable	651,878	203,284	893,504	154,377	568,090
Receivable for capital shares issued	—	—	—	—	10,000
Prepaid expenses	2,784	6,843	25,577	—	182

Total Assets	124,732,481	45,364,539	120,966,277	26,863,011	59,609,427

LIABILITIES:
Dividends payable	38,504	43,385	26,098	5,793	151,858
Payable to brokers for investments purchased	—	—	—	—	324,260
Payable for capital shares redeemed	—	—	—	—	1,500
Accrued expenses and other payables:
Investment advisory fees	36,834	—	32,372	8,200	24,160
Administration fees	22,100	—	19,423	4,921	12,563
Accounting fees	3,157	—	2,775	703	1,450
Transfer agency fees	—	15,240	—	—	—
Distribution fees	—	—	49,368	—	—
Servicing fees	—	—	23,442	71	—
Other	—	—	—	1,688	—

Total Liabilities	100,595	58,625	153,478	21,376	515,791

Net Assets:	$124,631,886	$45,305,914	$120,812,799	$26,841,635	$59,093,636

See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Statements of Assets and Liabilities (Unaudited) (Continued)
September 30, 2003

	Government	Institutional	Liquid	Municipal	Limited
	Assets Fund	Reserves Fund	Assets Fund	Assets Fund	Term Bond Fund

Paid-in capital	$124,617,216	$45,305,914	$120,823,968	$26,841,635	$60,793,851
Accumulated undistributed (distributions in excess of) net investment income	15,591	—	—	—	(80,873)
Net unrealized appreciation (depreciation) on investments	—	—	—	—	572,992
Accumulated undistributed net realized gains (losses) on investment transactions	(921)	—	(11,169)	—	(2,192,334)

Net Assets	$124,631,886	$45,305,914	$120,812,799	$26,841,635	$59,093,636

Capital Shares Outstanding					6,052,167

Net asset value — offering and redemption price per share					$9.76

Pricing of S Shares
Net assets applicable to S Shares outstanding		$45,305,914	$52,603,146	$2,665,553

Shares outstanding, $.001 par value		45,305,914	52,608,010	2,665,553

Net asset value — offering and redemption price per share		$1.00	$1.00	$1.00

Pricing of S2 Shares
Net assets applicable to S2 Shares outstanding			$24,241,412

Shares outstanding, $.001 par value			24,243,653

Net asset value — offering and redemption price per share			$1.00

Pricing of T Shares
Net assets applicable to T Shares outstanding	$124,631,886		$26,217,468	$5,193,235

Shares outstanding, $.001 par value	124,644,521		26,219,891	5,193,235

Net asset value — offering and redemption price per share	$1.00		$1.00	$1.00

Pricing of I Shares
Net assets applicable to I Shares outstanding			$17,750,773	$18,982,847

Shares outstanding, $.001 par value			17,752,414	18,982,847

Net asset value — offering and redemption price per share			$1.00	$1.00

See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Statements of Assets and Liabilities (Unaudited) (Continued)
September 30, 2003

		Municipal	Balanced	Equity	Growth
	Bond Fund	Bond Fund	Fund	Fund	Fund

ASSETS:
Investments, at value	$130,294,353	$44,992,776	$39,285,230	$214,190,206	$43,737,769
Total Investments (Cost $126,466,525; $41,691,870; $36,238,195; $179,429,705; $44,144,632)	130,294,353	44,992,776	39,285,230	214,190,206	43,737,769
Interest and dividends receivable	1,169,329	638,373	137,172	140,274	30,107
Receivable for capital shares issued	2,993	—	33,094	14,396	5,393
Prepaid expenses	—	1,297	5,551	—	12,844

Total Assets	131,466,675	45,632,446	39,461,047	214,344,876	43,786,113

LIABILITIES:
Dividends payable	465,347	134,373	91,131	—	—
Payable to brokers for investments purchased	2,756,605	—	235,694	—	1,127,241
Payable for capital shares redeemed	1,000	—	—	—	2,855
Accrued expenses and other payables:
Investment advisory fees	57,650	18,538	24,638	136,785	34,580
Administration fees	27,253	9,640	8,541	47,419	9,464
Accounting fees	3,144	1,112	985	5,471	1,092
Servicing fees	—	—	—	54,966	—
Other	865	—	—	6,872	—

Total Liabilities	3,311,864	163,663	360,989	251,513	1,175,232

Net Assets:	$128,154,811	$45,468,783	$39,100,058	$214,093,363	$42,610,881

See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.
Statements of Assets and Liabilities (Unaudited) (Continued)
September 30, 2003

		Municipal	Balanced	Equity	Growth
	Bond Fund	Bond Fund	Fund	Fund	Fund

Paid-in capital	$128,710,585	$41,817,377	$46,488,457	$199,901,321	$84,913,592
Accumulated undistributed (distributions in excess of) net investment income	332,194	(224)	28,000	(269,320)	166,723
Net unrealized appreciation (depreciation) on investments	3,827,828	3,300,906	3,047,035	34,760,501	(406,863)
Accumulated undistributed net realized gains (losses) on investment transactions	(4,715,796)	350,724	(10,463,434)	(20,299,139)	(42,062,571)

Net Assets	$128,154,811	$45,468,783	$39,100,058	$214,093,363	$42,610,881

Capital Shares Outstanding	12,834,568	4,093,151	3,553,013		4,982,177

Net asset value — offering and redemption price per share	$9.99	$11.11	$11.00		$8.55

Pricing of S Shares
Net assets applicable to S Shares outstanding				$115,081,194

Shares outstanding, $.001 par value				8,921,453

Net asset value — offering and redemption price per share				$12.90

Pricing of T Shares
Net assets applicable to T Shares outstanding				$99,012,169

Shares outstanding, $.001 par value				7,572,327

Net asset value — offering and redemption price per share				$13.08

See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.

Statements of Operations (Unaudited)
For the Six Months Ended September 30, 2003

	Government	Institutional	Liquid	Municipal	Limited
	Assets	Reserves	Assets	Assets	Term Bond
	Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Interest income	$797,176	$168,011	$847,585	$183,623	$1,171,984
Dividend income	—	—	—	—	45,964

Total Income	797,176	168,011	847,585	183,623	1,217,948

EXPENSES:
Investment advisory fees	266,276	45,599	211,991	57,964	147,785
Administration fees	139,795	31,919	127,195	34,779	76,848
Distribution and shareholder service fees S Shares	—	—	167,822	6,839	—
Distribution and shareholder service fees S2 Shares	—	—	59,865	—	—
Distribution and shareholder service fees T Shares	—	—	38,509	6,596	—
Custody fees	14,243	8,244	23,289	4,099	3,824
Accounting fees	19,971	4,560	18,171	4,968	8,867
Legal fees	2,607	289	2,235	693	1,041
Audit fees	23,755	1,606	19,245	6,132	8,740
Directors’ fees	11,469	847	10,135	3,048	4,472
Transfer agent fees	30,960	2,900	34,383	10,392	16,388
Registration and filing fees	1,426	—	5,880	1,413	683
Printing fees	2,721	394	2,409	743	1,151
Other	294	—	278	180	5,081

Total Expenses	513,517	96,358	721,407	137,846	274,880
Less: Expenses voluntarily reduced/waived
Investment advisory fees	(33,285)	(45,599)	—	—	—
Administration fees	—	(31,919)	—	—	—
Distribution and shareholder service fees	—	—	(87,117)	(9,837)	—
Accounting fees	—	(4,560)	—	—	—

Net Expenses	480,232	14,280	634,290	128,009	274,880

Net Investment Income (Loss)	316,944	153,731	213,295	55,614	943,068

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from investment transactions	(921)	—	(2)	—	(1,644,896)
Net change in unrealized appreciation (depreciation) from investments	—	—	—	—	2,493,490

Net realized and unrealized gains (losses) from investments	(921)	—	(2)	—	848,594

Change in net assets resulting from operations	$316,023	$153,731	$213,293	$55,614	$1,791,662

See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.

Statements of Operations (Unaudited) (Continued)
For the Six Months Ended September 30, 2003

		Municipal
	Bond	Bond	Balanced	Equity	Growth
	Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Interest income	$3,487,493	$996,806	$294,814	$—	$—
Dividend income	33,549	3,381	155,067	1,261,744	169,885

Total Income	3,521,042	1,000,187	449,881	1,261,744	169,885

EXPENSES:
Investment advisory fees	360,659	115,961	146,790	823,232	195,555
Administration fees	170,494	60,300	50,887	285,388	53,520
Distribution and shareholder service fees S Shares	—	—	—	148,033	—
Custody fees	7,183	1,676	4,641	9,496	2,476
Accounting fees	19,672	6,957	5,872	32,929	6,175
Legal fees	2,380	768	996	6,025	495
Audit fees	20,027	6,498	8,252	49,338	7,793
Directors’ fees	10,305	3,315	4,433	26,796	1,933
Transfer agent fees	29,367	7,813	39,845	137,239	29,255
Registration and filing fees	1,890	823	1,032	3,147	2,476
Printing fees	2,627	846	1,098	6,684	28
Other	11,467	3,773	2,333	2,757	893

Total Expenses	636,071	208,730	266,179	1,531,064	300,599

Net Investment Income (Loss)	2,884,971	791,457	183,702	(269,320)	(130,714)

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from investment transactions	(2,583,392)	242,134	(771,555)	12,130,472	1,794,469
Net change in unrealized appreciation (depreciation) from investments	5,301,203	(29,351)	4,405,724	18,962,986	6,524,456

Net realized and unrealized gains (losses) from investments	2,717,811	212,783	3,634,169	31,093,458	8,318,925

Change in net assets resulting from operations	$5,602,782	$1,004,240	$3,817,871	$30,824,138	$8,188,211

See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.

Statements of Changes in Net Assets

			Institutional
			Reserves
	Government Assets Fund		Fund	Liquid Assets Fund		Municipal Assets Fund

	Six Months	Year	Six Months	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	September 30,	March 31,	September 30,	September 30,	March 31,	September 30,	March 31,
	2003	2003	2003	2003	2003	2003	2003

	(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$316,944	$1,408,298	$153,731	$213,295	$1,249,339	$55,614	$251,781
Net realized gains/ (losses) from investment transactions	(921)	—	—	(2)	(6,648)	—	—

Change in net assets resulting from operations	316,023	1,408,298	153,731	213,293	1,242,691	55,614	251,781

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
S Shares	—	—	(153,731)	(22,217)	(501,599)	(2,960)	(7,446)
S2 Shares	—	—	—	(43,693)	(54,671)	—	—
T Shares	(316,799)	(1,408,300)	—	(75,992)	(371,335)	(7,062)	(31,279)
I Shares	—	—	—	(71,393)	(321,734)	(45,592)	(213,056)

Change in net assets from shareholder distributions	(316,799)	(1,408,300)	(153,731)	(213,295)	(1,249,339)	(55,614)	(251,781)

See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.

Statements of Changes in Net Assets (Continued)

			Institutional
			Reserves
	Government Assets Fund		Fund	Liquid Assets Fund		Municipal Assets Fund

	Six Months	Year	Six Months	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	September 30,	March 31,	September 30,	September 30,	March 31,	September 30,	March 31,
	2003	2003	2003	2003	2003	2003	2003

	(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)
CAPITAL SHARE TRANSACTIONS:
Issued:
S Shares	—	—	285,246,434	199,460,177	614,370,552	8,152,617	8,523,442
S2 Shares	—	—	—	90,956,295	39,363,021	—	—
T Shares	188,140,774	579,814,866	—	124,298,557	92,195,481	6,530,178	16,812,831
I Shares	—	—	—	21,893,443	60,651,807	27,683,582	81,343,717
Reinvestments:
S Shares	—	—	—	—	5	—	1
S2 Shares	—	—	—	1,023	3,771	—	—
T Shares	62,759	275,898	—	25,982	120,623	895	5,168
I Shares	—	—	—	16,984	118,407	—	—
Redemptions:
S Shares	—	—	(239,940,520)	(221,108,684)	(619,859,772)	(8,479,741)	(7,681,599)
S2 Shares	—	—	—	(70,672,310)	(43,927,441)	—	—
T Shares	(232,144,676)	(545,833,318)	—	(127,394,178)	(107,065,378)	(6,831,221)	(17,377,620)
I Shares	—	—	—	(33,108,303)	(74,861,922)	(42,268,838)	(74,291,207)

Change in net assets from capital transactions	(43, 941,143)	34,257,446	45,305,914	(15,631,014)	(38,890,846)	(15,212,528)	7,334,733

Change in net assets	(43, 941,919)	34,257,444	45,305,914	(15,631,016)	(38,897,494)	(15,212,528)	7,334,733
NET ASSETS:
Beginning of period	168,573,805	134,316,361	—	136,443,815	175,341,309	42,054,163	34,719,430

End of period	$124,631,886	$168,573,805	$45,305,914	$120,812,799	$136,443,815	$26,841,635	$42,054,163

See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.

Statements of Changes in Net Assets (Continued)

			Institutional
			Reserves
	Government Assets Fund		Fund	Liquid Assets Fund		Municipal Assets Fund

	Six Months	Year	Six Months	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	September 30,	March 31,	September 30,	September 30,	March 31,	September 30,	March 31,
	2003	2003	2003	2003	2003	2003	2003

	(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Issued:
S Shares	—	—	285,246,434	199,460,177	614,370,552	8,152,617	8,523,442
S2 Shares	—	—	—	90,956,295	39,363,021	—	—
T Shares	188,139,998	579,814,866	—	124,298,557	92,195,481	6,530,178	16,812,831
I Shares	—	—	—	21,893,443	60,651,807	27,683,582	81,343,717
Reinvestments:
S Shares	—	—	—	—	5	—	1
S2 Shares	—	—	—	1,023	3,771	—	—
T Shares	62,759	275,898	—	25,982	120,623	895	5,168
I Shares	—	—	—	16,984	118,407	—	—
Redemptions:
S Shares	—	—	(239,940,520)	(221,108,684)	(619,859,772)	(8,479,741)	(7,681,599)
S2 Shares	—	—	—	(70,672,310)	(43,927,441)	—	—
T Shares	(232,144,676)	(545,833,318)	—	(127,394,178)	(107,065,378)	(6,831,221)	(17,377,620)
I Shares	—	—	—	(33,108,303)	(74,861,922)	(42,268,838)	(74,291,207)

Change in Shares	(43,941,919)	34,257,446	45,305,914	(15,631,014)	(38,890,846)	(15,212,528)	7,334,733

See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.

Statements of Changes in Net Assets (Continued)

	Limited Term Bond Fund		Bond Fund		Municipal Bond Fund

	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	September 30,	March 31,	September 30,	March 31,	September 30,	March 31,
	2003	2003	2003	2003	2003	2003

	(Unaudited)		(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income (loss)	$943,068	$2,798,201	$2,884,971	$7,886,128	$791,457	$1,728,116
Net realized gains/ (losses) from investment transactions	(1,644,896)	31,542	(2,583,392)	936,432	242,134	128,454
Net change in unrealized appreciation/ (depreciation) from investments	2,493,490	(2,184,654)	5,301,203	(2,827,642)	(29,351)	2,342,083

Change in net assets resulting from operations	1,791,662	645,089	5,602,782	5,994,918	1,004,240	4,198,653

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Capital Shares	(926,818)	(2,837,914)	(2,838,672)	(8,006,353)	(791,457)	(1,741,801)
From net realized gains
Capital Shares	—	—	—	(132,306)	—	(106,648)

Change in net assets from shareholder distributions	(926,818)	(2,837,914)	(2,838,672)	(8,138,659)	(791,457)	(1,848,449)

See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.

Statements of Changes in Net Assets (Continued)

	Limited Term Bond Fund		Bond Fund		Municipal Bond Fund

	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	September 30,	March 31,	September 30,	March 31,	September 30,	March 31,
	2003	2003	2003	2003	2003	2003

	(Unaudited)		(Unaudited)		(Unaudited)
CAPITAL SHARE TRANSACTIONS:
Issued:
Capital Shares	7,003,698	22,469,218	8,946,278	26,083,528	1,294,182	4,993,142
Reinvestments:
Capital Shares	386,411	1,276,202	849,004	2,181,587	88,444	253,807
Redemptions:
Capital Shares	(7,906,964)	(16,960,441)	(15,700,568)	(38,210,661)	(3,313,688)	(7,104,800)

Change in net assets from capital transactions	(516,855)	6,784,979	(5,905,286)	(9,945,546)	(1,931,062)	(1,857,851)

Change in net assets	347,989	4,592,154	(3,141,176)	(12,089,287)	(1,718,279)	492,353
NET ASSETS:
Beginning of period	58,745,647	54,153,493	131,295,987	143,385,274	47,187,062	46,694,709

End of period	$59,093,636	$58,745,647	$128,154,811	$131,295,987	$45,468,783	$47,187,062

SHARE TRANSACTIONS:
Issued:
Capital Shares	721,411	2,270,563	907,518	2,608,625	117,137	457,361
Reinvestments:
Capital Shares	39,853	129,718	85,831	218,870	8,000	23,222
Redemptions:
Capital Shares	(814,790)	(1,720,187)	(1,590,270)	(3,825,442)	(297,405)	(646,565)

Change in Shares	(53,526)	680,094	(596,921)	(997,947)	(172,268)	(165,982)

See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.

Statements of Changes in Net Assets (Continued)

	Balanced Fund		Equity Fund		Growth Fund

	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	September 30,	March 31,	September 30,	March 31,	September 30,	March 31,
	2003	2003	2003	2003	2003	2003

	(Unaudited)		(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income (loss)	$183,702	$655,411	$(269,320)	$(461,653)	$(130,714)	$(349,202)
Net realized gains/(losses) from investment transactions	(771,555)	(7,555,821)	12,130,472	(32,348,934)	1,794,469	(20,483,772)
Net change in unrealized appreciation/(depreciation) from investments	4,405,724	(3,804,768)	18,962,986	(68,951,021)	6,524,456	(6,938,024)

Change in net assets resulting from operations	3,817,871	(10,705,178)	30,824,138	(101,761,608)	8,188,211	(27,770,998)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Capital Shares	(174,762)	(668,208)	—	—	—	—

Change in net assets from shareholder distributions	(174,762)	(668,208)	—	—	—	—

CAPITAL SHARE TRANSACTIONS:
Issued:
Capital Shares	2,102,398	8,708,535	—	—	5,759,783	12,288,128
S Shares	—	—	6,568,269	23,868,534	—	—
T Shares	—	—	2,273,086	14,247,282	—	—
Reinvestments:
Capital Shares	223,097	708,359	—	—	—	—
Redemptions:
Capital Shares	(3,846,062)	(18,010,917)	—	—	(7,444,119)	(43,164,286)
S Shares	—	—	(17,805,142)	(60,846,257)	—	—
T Shares	—	—	(10,518,512)	(39,899,219)	—	—

Change in net assets from capital transactions	(1,520,567)	(8,594,023)	(19,482,299)	(62,629,660)	(1,684,336)	(30,876,158)

Change in net assets	2,122,542	(19,967,409)	11,341,839	(164,391,268)	6,503,875	(58,647,156)
NET ASSETS:
Beginning of period	36,977,516	56,944,925	202,751,524	367,142,792	36,107,006	94,754,162

End of period	$39,100,058	$36,977,516	$214,093,363	$202,751,524	$42,610,881	$36,107,006

SHARE TRANSACTIONS:
Issued:
Capital Shares	205,314	799,418	—	—	796,204	1,485,084
S Shares	—	—	521,548	1,897,967	—	—
T Shares	—	—	209,290	1,137,543	—	—
Reinvestments:
Capital Shares	21,643	65,293	—	—	—	—
Redemptions:
Capital Shares	(370,395)	(1,707,738)	—	—	(1,024,173)	(5,294,494)
S Shares	—	—	(1,434,056)	(4,980,193)	—	—
T Shares	—	—	(824,717)	(3,119,599)	—	—

Change in Shares	(143,438)	(843,027)	(1,527,935)	(5,064,282)	(227,969)	(3,809,410)

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.

Notes to Financial Statements (unaudited)
September 30, 2003

1. Organization:

IMG Mutual Funds, Inc. was incorporated on November 16, 1994 and capitalized on May 1, 1995. IMG Mutual Funds, Inc. was renamed Vintage Mutual Funds, Inc., (the “Trust”), in February 1998. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified open-end management investment company established as a Maryland business Trust issuing its shares in ten series. The Trust currently consists of the following diversified portfolios (individually, a “Fund” and collectively the “Funds”): Government Assets Fund, Institutional Reserves Fund (commencement of operation on April 1, 2003), Liquid Assets Fund, Municipal Assets Fund, Vintage Limited Term Bond Fund (“Limited Term Bond Fund”), Vintage Bond Fund (“Bond Fund”), Vintage Municipal Bond Fund (“Municipal Bond Fund”), Vintage Balanced Fund (“Balanced Fund”), Vintage Equity Fund (“Equity Fund”), and Vintage Growth Fund (“Growth Fund”).

Liquid Assets Fund and Municipal Assets Fund offer four and three classes of shares, respectively. S Shares are offered to customers of banks and are normally offered through financial institutions providing automatic “sweep” investment programs to their own customers. T Shares may be purchased only by financial institutions acting on their own behalf or on behalf of certain customers’ accounts. I Shares may be purchased by individual and institutional investors directly from BISYS Fund Services Limited Partnership (the “Distributor”). Liquid Assets Fund also offers S2 Shares through financial institutions providing automatic “sweep” investment programs to their own customers.

The Equity Fund offers two classes of shares. T Shares are offered solely to fiduciary accounts of AMCORE Investment Group, N.A., over which AMCORE Investment Group, N.A., exercises investment discretion. The Equity Fund also offers S Shares to those who do not qualify for T Shares.

Each class of shares has equal rights to earnings, assets, and voting privileges except each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights on matters affecting only that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results may differ from estimates.

Securities Valuation

Investments of the Government Assets Fund, Institutional Reserves Fund, Liquid Assets Fund and Municipal Assets Fund (the “money market funds”) are valued at amortized cost, which approximates market value. Under the amortized cost method of valuation, discount is accreted or premium is amortized on a constant basis to the maturity of the security.

VINTAGE MUTUAL FUNDS, INC.
Notes to Financial Statements (unaudited) (Continued)
September 30, 2003

Investments of the Limited Term Bond Fund, Bond Fund, Municipal Bond Fund, Balanced Fund, Equity Fund, and Growth Fund (collectively the “variable net asset funds”) for which the primary market is a national securities exchange are valued at the last reported sale price or official closing price, on the day of valuation. In the absence of any sale of such securities on the valuation date, the valuations are based on the latest available bid quotation. Substantially all fixed-income securities are valued each business day as of the close of regular trading on the Exchange by one or more independent pricing services (the “Pricing Services”) approved by the Trust’s Board of Directors (the “Board”). When quoted bid prices are readily available, the Pricing Services generally value fixed-income securities at the bid price, provided that the Pricing Services believe those prices to reflect the fair market value of the securities. Other investments valued by the Pricing Services are carried at fair value as determined by the Pricing Services, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Pricing Services may take other factors into consideration in pricing securities, including institutional size transactions in similar groups of securities as well as developments related to specific securities. Fixed income securities having maturities of 60 days or less are valued at amortized cost. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value as determined in good faith by the investment adviser under the supervision of the Board. The difference between the cost and market values of investments held by the variable net asset funds is reflected as either unrealized appreciation or depreciation.

Security Transactions and Related Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividends are recorded on the ex-dividend date. Gains or losses realized on sales of securities are calculated using the identified cost basis.

Repurchase Agreements

The Funds may engage in repurchase agreements with financial institutions such as banks, brokers, or dealers that the investment advisor, Investors Management Group, (“IMG”), deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The Seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. The repurchase price generally equals the price paid plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities.

Loan Certificates

The Liquid Assets Fund may invest in Farmer’s Home Administration Guaranteed Loan Certificates (“FmHA”) which represent interests in the guaranteed portion of FmHA loans issued by one or more guaranteed loan trusts subject to repurchase on

VINTAGE MUTUAL FUNDS, INC.
Notes to Financial Statements (unaudited) (Continued)
September 30, 2003

no more than five business days’ written notice. The FmHA’s are diversified through limitations on certificates sold by any one individual bank.

Trust Certificates

The Liquid Assets Fund may invest in U. S. Government Guaranteed Student Loans (GSLs) which represent interests in student loans sold by certain Iowa banks subject to repurchase on no more than seven days’ written notice. The GSLs are diversified through a limitation on certificates sold by any individual bank. Each individual bank may not sell more than five percent of the outstanding GSL.

Limited Partnerships

The Growth Fund has committed to invest $5,000,000 in BlueStream Ventures, L.P., a venture capital limited partnership. At September 30, 2003, the Fund had invested $3,000,000. Direct investments are recorded when capital contributions are made. This is an illiquid security which is not actively traded. The sale of this security is restricted. Because there is no quoted market value for this security, it is valued by the Fund’s Adviser and approved by the Board.

Securities Purchased on a When-Issued of Delayed-Delivery Basis

Each Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. A segregated account is established at the custodial bank and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

Dividends to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Government Assets Fund, Institutional Reserves Fund, Liquid Assets Fund and Municipal Assets Fund. Dividends from net investment income are declared and paid monthly for the Limited Term Bond Fund, Bond Fund and Municipal Bond Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Balanced Fund, Equity Fund and Growth Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.

The dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal treatment; temporary differences do not require reclassification.

Expenses

Expenses attributable to a Fund are charged to that Fund; other expenses of the Trust are prorated to the Funds on the basis of each Fund’s relative net assets or on another reasonable basis.

VINTAGE MUTUAL FUNDS, INC.
Notes to Financial Statements (unaudited) (Continued)
September 30, 2003

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 2003 were as follows:

		Proceeds
	Purchases	from Sales

Limited Term Bond Fund	$26,296,455	$21,774,532
Bond Fund	$62,011,314	$46,288,709
Municipal Bond Fund	$3,386,130	$5,439,235
Balanced Fund	$18,357,570	$17,388,179
Equity Fund	$105,941,623	$118,354,883
Growth Fund	$35,123,367	$36,094,162

4. Related Party Transactions:

Under the terms of its Investment Advisory Agreement, Investors Management Group (IMG), an indirect wholly owned subsidiary of AMCORE Financial, Inc. (AMCORE), is entitled to receive fees computed daily on a percentage of the average daily net assets of each Fund as follows:

Government Assets Fund	0.40%
Institutional Reserves Fund	0.35%
Liquid Assets Fund	0.35%
Municipal Assets Fund	0.35%
Limited Term Bond Fund	0.50%
Bond Fund	0.55%
Municipal Bond Fund	0.50%
Balanced Fund	0.75%
Equity Fund	0.75%
Growth Fund	0.95%

IMG voluntarily limited advisory fees for the Government Assets Fund to 0.35 percent and voluntarily waived all advisory fees for the Institutional Reserves Fund as disclosed in the Statements of Operations.

The Funds have entered into a management and administration agreement with IMG pursuant to which the Funds pay administrative fees at an annual rate of 0.21 percent of the average daily net assets from the Government Assets Fund, Institutional Reserves Fund, Liquid Assets Fund and Municipal Assets Fund and 0.26 percent of the average daily net assets from all other Funds.

The Funds have adopted an Administrative Services Plan (the “Services Plan”) pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a “Participating Organization”), which may include AMCORE, its correspondent and affiliated banks, which agree to provide recordkeeping and/or administrative support services for their customers or account holders (collectively, “Customers”) who are beneficial or record owner of Shares of that Fund. In consideration for such services, a Participating Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25 percent of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Participating Organization’s customers for whom the Participating Organization provides such services. At present, the Funds pay servicing fees as follows: 0.25 percent on S shares of the Liquid Assets Fund, Municipal Assets Fund, and Equity Fund, 0.25 percent on S2 shares of the Liquid Assets Fund, and 0.15 percent on T shares of the Liquid Assets Fund and Municipal Assets Fund. Both the Liquid Assets Fund and the Municipal Assets Fund voluntarily waived fees during the six month period as disclosed on the Statement of Operations.

During the six months ended September 30, 2003, AMCORE received $46,837, $5,653, and $148,033 for Administrative and Distribution Fees from the Liquid Assets Fund, Municipal Assets Fund, and Equity Fund, respectively.

During the six months ended September 30, 2003, certain Funds had investments in the Government Assets Fund or Municipal Assets Fund. Included in interest income on the Statements of Operations is income earned on such investments and the portion of the advisory, administrative and accounting fees waived by IMG that were attributable to assets

VINTAGE MUTUAL FUNDS, INC.
Notes to Financial Statements (unaudited) (Continued)
September 30, 2003

invested in Government Assets Fund or Municipal Assets Fund, as shown below.

	Income Earned	Fees Waived

Limited Term Bond Fund	$8,348	$4,008
Bond Fund	$16,119	$7,582
Municipal Bond Fund	$3,367	$1,932
Balanced Fund	$8,007	$3,934
Equity Fund	$27,957	$13,297
Growth Fund	$6,758	$3,207

The Distributor receives no compensation under the Distribution Agreement with the Trust, but may receive compensation under a Distribution and Shareholder Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act under which the Funds are authorized to pay the Distributor for payments it makes to Participating Organizations. As authorized by the Plan, the Distributor will enter into Shareholder Agreements with Participating Organizations, including AMCORE Financial, Inc., or its affiliates, pursuant to which the Participating Organization agrees to provide certain administrative and shareholder support services in connection with Shares of a Fund purchased and held by Customers of the Participating Organization. The Distributor will be compensated by a Fund up to the amount of any payments it makes to Participating Organizations under the Rule 12b-1 Agreement. The maximum fee is 0.50 percent on S Shares of the Liquid Assets Fund and 0.25 percent on all other classes and Funds. Currently, such fees are limited to 0.40 percent for S Shares of the Liquid Assets Fund, 0.15 percent for S2 Shares of the Liquid Assets Fund, 0.15 percent for S Shares of the Municipal Assets Fund and 0 percent for all other classes and Funds. However, IMG as Adviser and Administrator of the Trust may in its sole discretion make payments to the Distributor to supplement shareholder fees paid by the Trust up to the maximum fee approved by the Plan without further notice to shareholders and at no cost to the Trust. IMG also serves as the Trust’s transfer agent to certain classes of the Government Assets Fund, Institutional Reserves Fund, Liquid Assets Fund and Municipal Assets Fund. IMG is paid a fee for Transfer Agency Services based on the number of shareholder accounts serviced. BISYS Fund Services, Inc., (“BISYS”) serves as transfer agent to the other classes and Funds pursuant to a Transfer Agency Agreement with the Trust and receives a fee for such services. IMG also provides fund accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee of 0.03 percent of the average daily net assets of each Fund for such services.

IMG voluntarily waived all of their fees and subsidized other expenses to limit the total operating expenses for the Institutional Reserves Fund to 0.10 percent.

VINTAGE MUTUAL FUNDS, INC.
Notes to Financial Statements (unaudited) (Continued)
September 30, 2003

5. Federal Taxes

Each Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes of the Trust.

The amounts of aggregate unrealized gain (loss) and the cost of investment securities as September 30, 2003 for tax purposes were as follows:

	Aggregate Unrealized	Aggregate Unrealized	Net Unrealized
	Gain	(Loss)	Gain (Loss)	Cost of Investments

Limited Term Bond Fund	$719,638	$(146,646)	$572,992	$58,458,163
Bond Fund	$4,976,777	$(1,148,949)	$3,827,828	$126,466,525
Municipal Bond Fund	$3,339,367	$(38,461)	$3,300,906	$41,691,870
Balanced Fund	$4,462,935	$(1,415,900)	$3,047,035	$36,238,195
Equity Fund	$42,227,574	$(7,467,073)	$34,760,501	$179,429,705
Growth Fund	$2,482,802	$(2,889,665)	$(406,863)	$44,144,632

For tax purposes, the following Funds have capital loss carryforwards as of March 31, 2003, the Trust’s most recent fiscal year end, which are available to offset future capital gains, if any (rounded to the nearest thousand):

	Amount	Expires

Liquid Assets Fund	$5,000	2010
Limited Term Bond Fund	$498,000	2007-2009
Bond Fund	$1,889,000	2003-2009
Balanced Fund	$8,692,000	2010-2011
Equity Fund	$25,050,000	2009-2011
Growth Fund	$38,523,000	2010-2011

The Bond Fund’s capital loss carryforward includes $2,961,000 of losses acquired from the Income Fund. Utilization of the losses was limited in the current year as prescribed by the Internal Revenue Code. At March 31, 2003, the Balanced Fund, Equity Fund, Growth Fund and Liquid Assets Fund had $1,689,000, 7,380,000, $5,030,000 and $7,000, respectively, deferred capital losses occurring subsequent to October 31, 2002. For tax purposes, such losses will be reflected in the year ending March 31, 2004.

6. Change in Auditors

On June 25, 2003, the Trust’s Audit Committee voted not to retain PricewaterhouseCoopers LLP (“PwC”) as the Trust’s auditor, and approved the selection of Deloitte & Touche LLP as auditor, for the fiscal year ending March 31, 2004. The Board ratified the decisions of the Audit Committee. PwC’s report on the financial statements for the two years ending March 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of an opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements or reportable events with PwC on any matter during the two years ending March 31, 2003 and 2002 or through June 25, 2003.

VINTAGE MUTUAL FUNDS, Inc.

Financial Highlights

				Dividends and
		Investment Activities		Distributions

					Total
	NAV	Net	Total from	From Net	Dividends
	Beginning	Investment	Investment	Investment	and
	of Period	Income (Loss)	Activities	Income	Distributions

Government Assets Fund “T” Shares
Six Months Ended September 30, 2003 (unaudited)	$1.00	0.00	0.00	(0.00)	(0.00)
Year Ended March 31, 2003	$1.00	0.01	0.01	(0.01)	(0.01)
Year Ended March 31, 2002	$1.00	0.03	0.03	(0.03)	(0.03)
Year Ended March 31, 2001	$1.00	0.06	0.06	(0.06)	(0.06)
Year Ended March 31, 2000	$1.00	0.05	0.05	(0.05)	(0.05)
Year Ended March 31, 1999	$1.00	0.05	0.05	(0.05)	(0.05)
Institutional Reserves Fund
Six Months Ended September 30, 2003* (unaudited)	$1.00	0.01	0.01	(0.01)	(0.01)
Liquid Assets Fund “S” Shares
Six Months Ended September 30, 2003 (unaudited)	$1.00	0.00	0.00	(0.00)	(0.00)
Year Ended March 31, 2003	$1.00	0.01	0.01	(0.01)	(0.01)
Year Ended March 31, 2002	$1.00	0.02	0.02	(0.02)	(0.02)
Year Ended March 31, 2001	$1.00	0.05	0.05	(0.05)	(0.05)
Year Ended March 31, 2000	$1.00	0.04	0.04	(0.04)	(0.04)
Year Ended March 31, 1999	$1.00	0.04	0.04	(0.04)	(0.04)
Liquid Assets Fund “S2” Shares
Six Months Ended September 30, 2003 (unaudited)	$1.00	0.00	0.00	(0.00)	(0.00)
Year Ended March 31, 2003	$1.00	0.01	0.01	(0.01)	(0.01)
Year Ended March 31, 2002	$1.00	0.02	0.02	(0.02)	(0.02)
Year Ended March 31, 2001	$1.00	0.05	0.05	(0.05)	(0.05)
Year Ended March 31, 2000	$1.00	0.04	0.04	(0.04)	(0.04)
Year Ended March 31, 1999	$1.00	0.04	0.04	(0.04)	(0.04)
Liquid Assets Fund “T” Shares
Six Months Ended September 30, 2003 (unaudited)	$1.00	0.00	0.00	(0.00)	(0.00)
Year Ended March 31, 2003	$1.00	0.01	0.01	(0.01)	(0.01)
Year Ended March 31, 2002	$1.00	0.03	0.03	(0.03)	(0.03)
Year Ended March 31, 2001	$1.00	0.06	0.06	(0.06)	(0.06)
Year Ended March 31, 2000	$1.00	0.05	0.05	(0.05)	(0.05)
Year Ended March 31, 1999	$1.00	0.05	0.05	(0.05)	(0.05)
Liquid Assets Fund “I” Shares
Six Months Ended September 30, 2003 (unaudited)	$1.00	0.00	0.00	(0.00)	(0.00)
Year Ended March 31, 2003	$1.00	0.01	0.01	(0.01)	(0.01)
Year Ended March 31, 2002	$1.00	0.03	0.03	(0.03)	(0.03)
Year Ended March 31, 2001	$1.00	0.06	0.06	(0.06)	(0.06)
Year Ended March 31, 2000	$1.00	0.05	0.05	(0.05)	(0.05)
Year Ended March 31, 1999	$1.00	0.05	0.05	(0.05)	(0.05)

*	Commenced Operations on April 1, 2003.
**	During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)	Not Annualized.
(b)	Annualized.

See notes to financial statements.

	Total Return/Ratios/Supplementary Data:

				Ratio of		Ratio of Net		Ratio of		Ratio of Net
NAV			Net Assets	Expenses to		Investment Income		Expenses to		Investment Income
End of	Total		End of Period	Average		(Loss) to Average		Average Net		(Loss) to Average
Period	Return		(000 omitted)	Net Assets		Net Assets		Assets**		Net Assets**

$1.00	0.24%	(a)	$124,632	0.72%	(b)	0.48%	(b)	0.77%	(b)	0.43%	(b)
$1.00	0.96%		$168,574	0.72%		0.95%		0.77%		0.90%
$1.00	2.66%		$134,316	0.68%		2.69%		0.73%		2.64%
$1.00	5.73%		$170,838	0.68%		5.59%		0.73%		5.54%
$1.00	4.75%		$170,811	0.68%		4.65%		0.73%		4.60%
$1.00	4.61%		$150,006	0.73%		4.49%		0.76%		4.46%
$1.00	0.54%	(a)	$45,306	0.10%	(b)	1.01%	(b)	0.39%	(b)	0.71%	(b)
$1.00	0.05%	(a)	$52,603	1.30%	(b)	0.10%	(b)	1.52%	(b)	(0.12%	)(b)
$1.00	0.56%		$74,250	1.36%		0.56%		—		—
$1.00	2.22%		$79,744	1.36%		2.14%		—		—
$1.00	5.26%		$77,849	1.36%		5.13%		—		—
$1.00	4.18%		$91,703	1.36%		4.11%		—		—
$1.00	4.18%		$77,343	1.34%		4.08%		—		—
$1.00	0.18%	(a)	$24,241	1.03%	(b)	0.37%	(b)	1.21%	(b)	0.19%	(b)
$1.00	0.81%		$3,958	1.11%		0.86%		—		—
$1.00	2.48%		$8,519	1.11%		2.44%		—		—
$1.00	5.52%		$9,139	1.11%		5.39%		—		—
$1.00	4.44%		$8,639	1.11%		4.36%		—		—
$1.00	4.44%		$8,252	1.09%		4.32%		—		—
$1.00	0.25%	(a)	$26,217	0.90%	(b)	0.50%	(b)	1.00%	(b)	0.40%	(b)
$1.00	1.06%		$29,287	0.86%		1.09%		—		—
$1.00	2.73%		$44,038	0.86%		2.57%		—		—
$1.00	5.80%		$30,590	0.86%		5.65%		—		—
$1.00	4.70%		$31,619	0.86%		4.59%		—		—
$1.00	4.70%		$33,673	0.84%		4.54%		—		—
$1.00	0.32%	(a)	$17,751	0.75%	(b)	0.65%	(b)	—		—
$1.00	1.22%		$28,948	0.71%		1.21%		—		—
$1.00	2.89%		$43,041	0.71%		2.72%		—		—
$1.00	5.94%		$32,061	0.71%		5.78%		—		—
$1.00	4.86%		$38,318	0.71%		4.82%		—		—
$1.00	4.86%		$16,751	0.69%		4.67%		—		—

See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.

Financial Highlights (Continued)

		Investment Activities			Dividends and Distributions

							Total
	NAV	Net	Net Realized/	Total from	From Net	From Net	Dividends
	Beginning	Investment	Unrealized	Investment	Investment	Realized	and
	of Period	Income (Loss)	Gains/(Losses)	Activities	Income	Gains	Distributions

Municipal Assets Fund “S” Shares
Six Months Ended September 30, 2003 (unaudited)	$1.00	0.00	0.00	0.00	(0.00)	0.00	(0.00)
Year Ended March 31, 2003	$1.00	0.00	0.00	0.00	(0.00)	0.00	(0.00)
Year Ended March 31, 2002	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)
Year Ended March 31, 2001	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)
Year Ended March 31, 2000	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)
Year Ended March 31, 1999	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)
Municipal Assets Fund “T” Shares
Six Months Ended September 30, 2003 (unaudited)	$1.00	0.00	0.00	0.00	(0.00)	0.00	(0.00)
Year Ended March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)
Year Ended March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)
Year Ended March 31, 2001	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)
Year Ended March 31, 2000	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)
Year Ended March 31, 1999	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)
Municipal Assets Fund “I” Shares
Six Months Ended September 30, 2003 (unaudited)	$1.00	0.00	0.00	0.00	(0.00)	0.00	(0.00)
Year Ended March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)
Year Ended March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)
Year Ended March 31, 2001	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)
Year Ended March 31, 2000	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)
Year Ended March 31, 1999	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)
Limited Term Bond Fund
Six Months Ended September 30, 2003 (unaudited)	$9.62	0.15	0.14	0.29	(0.15)	0.00	(0.15)
Year Ended March 31, 2003	$9.98	0.47	(0.36)	0.11	(0.47)	0.00	(0.47)
Year Ended March 31, 2002	$9.94	0.55	0.03	0.58	(0.54)	0.00	(0.54)
Year Ended March 31, 2001	$9.63	0.54	0.31	0.85	(0.54)	0.00	(0.54)
Year Ended March 31, 2000	$10.00	0.50	(0.37)	0.13	(0.50)	0.00	(0.50)
Year Ended March 31, 1999	$9.99	0.49	0.00	0.49	(0.48)	0.00	(0.48)
Bond Fund
Six Months Ended September 30, 2003 (unaudited)	$9.78	0.22	0.21	0.43	(0.22)	0.00	(0.22)
Year Ended March 31, 2003	$9.94	0.58	(0.14)	0.44	(0.59)	(0.01)	(0.60)
Year Ended March 31, 2002	$9.97	0.56	(0.03)	0.53	(0.56)	0.00	(0.56)
Year Ended March 31, 2001	$9.53	0.61	0.44	1.05	(0.61)	0.00	(0.61)
Year Ended March 31, 2000	$9.88	0.57	(0.35)	0.22	(0.57)	0.00	(0.57)
Year Ended March 31, 1999	$9.86	0.53	0.04	0.57	(0.53)	(0.02)	(0.55)

**	During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)	Not Annualized.
(b)	Annualized.

See notes to financial statements.

	Total Return/Ratios/Supplementary Data:

				Ratio of		Ratio of Net		Ratio of	Ratio of Net
NAV			Net Assets	Expenses to		Investment Income		Expenses	Investment Income
End of	Total		End of Period	Average		(Loss) to Average		to Average	(Loss) to Average		Portfolio
Period	Return		(000 omitted)	Net Assets		Net Assets		Net Assets**	Net Assets**		Turnover

$1.00	0.11%	(a)	$2,666	0.88%	(b)	0.23%	(b)	1.27% (b)	(0.16%	)(b)
$1.00	0.35%		$2,993	1.10%		0.33%		1.17%	0.26%
$1.00	1.47%		$2,151	1.11%		1.40%		—	—
$1.00	3.07%		$2,403	1.12%		3.09%		—	—
$1.00	2.43%		$7,370	1.14%		2.41%		1.15%	2.40%
$1.00	2.47%		$7,894	1.12%		2.41%		1.19%	2.34%
$1.00	0.14%	(a)	$5,193	0.83%	(b)	0.28%	(b)	1.00% (b)	0.11%	(b)
$1.00	0.55%		$5,493	0.92%		0.56%		—	—
$1.00	1.70%		$6,053	0.86%		1.67%		—	—
$1.00	3.31%		$6,054	0.87%		3.26%		—	—
$1.00	2.68%		$11,326	0.89%		2.61%		0.90%	2.63%
$1.00	2.73%		$14,949	0.87%		2.66%		0.94%	2.59%
$1.00	0.17%	(a)	$18,983	0.75%	(b)	0.36%	(b)	—	—
$1.00	0.70%		$33,568	0.77%		0.68%		—	—
$1.00	1.88%		$26,516	0.71%		1.82%		—	—
$1.00	3.48%		$27,330	0.72%		3.41%		—	—
$1.00	2.84%		$26,124	0.74%		2.78%		0.75%	2.79%
$1.00	2.88%		$22,405	0.72%		2.81%		0.79%	2.74%
$9.76	3.06%	(a)	$59,094	0.93%	(b)	3.20%	(b)	—	—		40.73%
$9.62	1.13%		$58,746	0.92%		4.73%		—	—		55.05%
$9.98	5.96%		$54,153	0.93%		5.43%		—	—		47.31%
$9.94	9.06%		$47,754	0.90%		5.48%		—	—		49.54%
$9.63	1.38%		$52,507	0.92%		5.11%		—	—		41.58%
$10.00	5.01%		$56,005	1.05%		4.89%		—	—		31.08%
$9.99	4.40%	(a)	$128,155	0.97%	(b)	4.41%	(b)	—	—		36.65%
$9.78	4.46%		$131,296	0.95%		5.78%		—	—		32.67%
$9.94	5.20%		$143,385	0.99%		5.79%		—	—		41.67%
$9.97	11.37%		$36,340	0.99%		6.33%		—	—		17.62%
$9.53	2.41%		$27,339	1.01%		6.01%		—	—		31.83%
$9.88	5.95%		$21,984	1.03%		5.46%		—	—		37.28%

See notes to financial statements.

VINTAGE MUTUAL FUNDS, Inc.

Financial Highlights (Continued)

		Investment Activities			Dividends and Distributions

							Total
	NAV	Net	Net Realized/	Total from	From Net	From Net	Dividends
	Beginning	Investment	Unrealized	Investment	Investment	Realized	and
	of Period	Income (Loss)	Gains/(Losses)	Activities	Income	Gains	Distributions

Municipal Bond Fund
Six Months Ended September 30, 2003 (unaudited)	$11.06	0.19	0.05	0.24	(0.19)	0.00	(0.19)
Year Ended March 31, 2003	$10.54	0.40	0.54	0.94	(0.40)	(0.02)	(0.42)
Year Ended March 31, 2002	$10.68	0.41	(0.14)	0.27	(0.41)	0.00	(0.41)
Year Ended March 31, 2001	$10.24	0.42	0.44	0.86	(0.42)	0.00	(0.42)
Year Ended March 31, 2000	$10.67	0.41	(0.40)	0.01	(0.41)	(0.03)	(0.44)
Year Ended March 31, 1999	$10.60	0.40	0.08	0.48	(0.40)	(0.01)	(0.41)
Balanced Fund
Six Months Ended September 30, 2003 (unaudited)	$10.00	0.05	1.00	1.05	(0.05)	0.00	(0.05)
Year Ended March 31, 2003	$12.54	0.16	(2.54)	(2.38)	(0.16)	0.00	(0.16)
Year Ended March 31, 2002	$12.80	0.20	(0.26)	(0.06)	(0.20)	0.00	(0.20)
Year Ended March 31, 2001	$16.58	0.31	(2.72)	(2.41)	(0.31)	(1.06)	(1.37)
Year Ended March 31, 2000	$16.01	0.28	2.08	2.36	(0.28)	(1.51)	(1.79)
Year Ended March 31, 1999	$15.05	0.24	1.60	1.84	(0.24)	(0.64)	(0.88)
Equity Fund S Shares
Six Months Ended September 30, 2003 (unaudited)	$11.19	(0.02)	1.73	1.71	0.00	0.00	0.00
Year Ended March 31, 2003	$15.83	(0.04)	(4.60)	(4.64)	0.00	0.00	0.00
Year Ended March 31, 2002	$16.44	(0.09)	(0.52)	(0.61)	0.00	0.00	0.00
Year Ended March 31, 2001	$23.28	(0.09)	(4.94)	(5.03)	0.00	(1.81)	(1.81)
Year Ended March 31, 2000	$22.90	(0.06)	4.10	4.04	0.00	(3.66)	(3.66)
Year Ended March 31, 1999	$21.04	(0.06)	3.21	3.15	(0.01)	(1.28)	(1.29)
Equity Fund T Shares
Six Months Ended September 30, 2003 (unaudited)	$11.33	(0.01)	1.76	1.75	0.00	0.00	0.00
Year Ended March 31, 2003	$15.99	(0.01)	(4.65)	(4.66)	0.00	0.00	0.00
Year Ended March 31, 2002	$16.56	(0.04)	(0.53)	(0.57)	0.00	0.00	0.00
Year Ended March 31, 2001	$23.38	(0.03)	(4.98)	(5.01)	0.00	(1.81)	(1.81)
Year Ended March 31, 2000	$22.94	(0.01)	4.11	4.10	0.00	(3.66)	(3.66)
Year Ended March 31, 1999	$21.05	(0.01)	3.19	3.18	(0.01)	(1.28)	(1.29)
Growth Fund
Six Months Ended September 30, 2003 (unaudited)	$6.93	(0.02)	1.64	1.62	0.00	0.00	0.00
Year Ended March 31, 2003	$10.51	(0.05)	(3.53)	(3.58)	0.00	(0.00)	(0.00)
Year Ended March 31, 2002	$11.03	(0.09)	(0.35)	(0.44)	0.00	(0.08)	(0.08)
Year Ended March 31, 2001	$20.49	(0.10)	(5.93)	(6.03)	0.00	(3.43)	(3.43)
Year Ended March 31, 2000	$17.63	(0.12)	5.57	5.45	0.00	(2.59)	(2.59)
Year Ended March 31, 1999	$16.99	(0.11)	1.70	1.59	0.00	(0.95)	(0.95)

**	During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)	Not Annualized.
(b)	Annualized.

See notes to financial statements.

	Total Return/Ratios/Supplementary Data:

				Ratio of		Ratio of Net		Ratio of	Ratio of Net
NAV			Net Assets	Expenses to		Investment Income		Expenses	Investment Income
End of	Total		End of Period	Average		(Loss) to Average		to Average	(Loss) to Average	Portfolio
Period	Return		(000 omitted)	Net Assets		Net Assets		Net Assets**	Net Assets**	Turnover

$11.11	2.20%	(a)	$45,469	0.90%	(b)	3.42%	(b)	—	—	7.59%
$11.06	9.06%		$47,187	0.85%		3.60%		—	—	9.95%
$10.54	2.41%		$46,695	0.91%		3.81%		—	—	27.61%
$10.68	8.59%		$47,274	0.86%		4.03%		—	—	21.11%
$10.24	0.10%		$48,616	0.92%		3.91%		—	—	26.51%
$10.67	4.64%		$49,950	0.94%		3.76%		1.04%	3.66%	13.87%
$11.00	10.38%	(a)	$39,100	1.36%	(b)	0.94%	(b)	—	—	47.83%
$10.00	(18.88%	)	$36,978	1.25%		1.46%		—	—	36.19%
$12.54	(0.45%	)	$56,945	1.19%		1.56%		—	—	38.28%
$12.80	(15.39%	)	$68,114	1.12%		2.03%		—	—	45.49%
$16.58	15.56%		$96,688	1.20%		1.77%		—	—	64.22%
$16.01	12.66%		$85,424	1.28%		1.61%		—	—	48.38%
$12.90	15.28%	(a)	$115,081	1.52%	(b)	(0.36%	)(b)	—	—	50.72%
$11.19	(29.31%	)	$110,017	1.41%		(0.30%	)	—	—	38.63%
$15.83	(3.65%	)	$204,521	1.39%		(0.52%	)	—	—	58.75%
$16.44	(22.98%	)	$232,217	1.39%		(0.40%	)	—	—	71.85%
$23.28	18.59%		$325,035	1.36%		(0.31%	)	—	—	89.42%
$22.90	15.72%		$253,593	1.40%		(0.34%	)	—	—	59.22%
$13.08	15.46%	(a)	$99,012	1.25%	(b)	(0.11%	)(b)	—	—	50.72%
$11.33	(29.14%	)	$92,735	1.16%		(0.05%	)	—	—	38.63%
$15.99	(3.44%	)	$162,622	1.14%		(0.27%	)	—	—	58.75%
$16.56	(22.79%	)	$182,099	1.14%		(0.15%	)	—	—	71.85%
$23.38	18.83%		$259,796	1.11%		(0.06%	)	—	—	89.42%
$22.94	15.88%		$280,418	1.15%		(0.08%	)	—	—	59.22%
$8.55	23..02%	(a)	$42,611	1.46%	(b)	(0.64%	)(b)	—	—	90.88%
$6.93	(34.06%	)	$36,107	1.52%		(0.68%	)	—	—	80.30%
$10.51	(4.12%	)	$94,754	1.36%		(0.81%	)	—	—	106.39%
$11.03	(32.83%	)	$105,225	1.33%		(0.66%	)	—	—	183.82%
$20.49	33.51%		$159,299	1.35%		(0.67%	)	—	—	156.56%
$17.63	9.85%		$121,552	1.42%		(0.69%	)	—	—	61.90%

See notes to financial statements.

Performance Reports

and Schedules of Portfolio Investments

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to Financial Statements

Financial Highlights

Item 1. Reports to Stockholders

SERVICE PROVIDERS

INVESTMENT ADVISER and ADMINISTRATOR

Investors Management Group
1415 28th Street, Suite 200
West Des Moines, Iowa 50266

DISTRIBUTOR

BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL

Cline, Williams, Wright, Johnson, & Oldfather
233 S. 13th Street
1900 U.S. Bank Building
Lincoln, Nebraska 68508

INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP
Suite 400
1010 Grand Blvd.
Kansas City, Missouri 64106

SEMI-ANNUAL

REPORT

TO

SHAREHOLDERS

SEPTEMBER 30, 2003

ITEM 2. CODE OF ETHICS.

(A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT’S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS, REGARDLESS OF WHETHER THESE INDIVIDUALS ARE EMPLOYED BY THE REGISTRANT OR A THIRD PARTY.

(B) NO COMMENT REQUIRED.

(C) THERE WAS NO AMENDMENT TO THE CODE OF ETHICS DURING THE REPORTING PERIOD.
(D) THERE WAS NO WAIVER GRANTED UNDER THE CODE OF ETHICS DURING THE REPORTING PERIOD.
(E) NOT APPLICABLE.
(F)(1) FILED AS EXHIBIT 10 WITH FORM N-CSR FILED JUNE, 2003.
(F)(2) NOT APPLICABLE.
(F)(3) TO REQUEST A FREE COPY OF THE VINTAGE MUTUAL FUNDS, INC. CODE OF ETHICS,
PLEASE CALL 1-800-438-6375.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
(a)(2) Debra Johnson is the independent director named as the audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below. These numbers include professional services for the preparation of the Registrant’s tax returns.

March 31, 2002     $114,690
March 31, 2003     $112,680
(B)NOT APPPLICABLE.
(C)SEE ITEM 4(A)
(D)NOT APPLICABLE.
(E)NOT APPLICABLE.
(F)NOT APPLICABLE.
(G)NOT APPLICABLE.
(H)NOT APPLICABLE.

ITEM 5. RESERVED.
ITEM 6. RESERVED.
ITEM 7. NOT APPLICABLE.
ITEM 8. RESERVED.
ITEM 9. CONTROLS AND PROCEDURES.

(A) THE PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS CONCLUDED THAT THE REGISTRANT’S DISCLOSURE CONTROLS AND PROCEDURES ARE EFFECTIVE BASED ON THEIR EVALUATION OF THE DISCLOSURE CONTROLS AND PROCEDURES AS OF NOVEMBER 26, 2003, A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT.

(B) THERE WERE NO SIGNIFICANT CHANGES IN REGISTRANT’S INTERNAL CONTROLS OR IN OTHER FACTORS THAT COULD SIGNIFICANTLY AFFECT THESE CONTROLS SUBSEQUENT TO THE DATE OF THEIR EVALUATION, INCLUDING ANY CORRECTIVE ACTIONS WITH REGARD TO SIGNIFICANT DEFICIENCIES AND MATERIAL WEAKNESSES.

ITEM 10. EXHIBITS.

(A)	ANNUALLY FILED CODE OF ETHICS WITH JUNE 2003 FILING.

(B)	A CERTIFICATION FROM THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER ARE ATTACHED AS EXHIBITS.

(C)	THE VINTAGE MUTUAL FUNDS, INC. SEPTEMBER 30, 2003 SEMI-ANNUAL REPORT FILED NOVEMBER 26, 2003 IS FILED AS ITEM 1 OF FORM N-CSR.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VINTAGE MUTUAL FUNDS, INC.

By:

Name: James I. Mackay Title: President Date: November 26, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature and Title

By:

Name: James I. Mackay Title: President and Principal Executive Officer Date: November 26, 2003

By:

Name: Amy M. Mitchell Title: Treasurer and Principal Financial and Accounting Officer Date: November 26, 2003